                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
             the Securities Exchange Act of 1934 (Amendment No.   )

    Check the appropriate box:
    /X/  Preliminary Information Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
    / /  Definitive Information Statement

                       HIGHWAYMASTER COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                 (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
     (3) Filing Party:

         -----------------------------------------------------------------------
     (4) Date Filed:

         -----------------------------------------------------------------------

[HighwayMaster Logo]




                                                           November _____, 1996


Dear Stockholders:

         We are pleased to inform you that the Board of Directors of HighwayMaster Communications, Inc. (the "Company") has approved, and ten of the Company's stockholders (the "Designated Stockholders"), who in the aggregate hold approximately 68.4% of the outstanding shares of its common stock, par value $.01 per share ("Common Stock"), have consented in writing to, the following matters (the "Approved Matters"):

         (i) an amendment (the "Amendment") to the Certificate of Incorporation of the Company in order, among other things, to authorize a new class of common stock of the Company to be designated as Class B Common Stock, par value $.01 per share ("Class B Common Stock"), into which the shares of Series D Preferred Stock (as defined below) held by Southwestern Bell Wireless Holdings, Inc. ("SBW") may be converted; and

         (ii) the issuance of shares of Common Stock upon the exercise of certain warrants (the "Warrants") held by SBW.

         As more fully described in the accompanying Information Statement, on September 27, 1996, the Company and SBW, which is a wholly owned subsidiary of SBC Communications Inc. ("SBC"), consummated certain transactions, including, but not limited to, (a) the issuance to SBW of 1,000 shares of a new series of preferred stock, par value $.01 per share, of the Company designated as Series D Participating Convertible Preferred Stock ("Series D Preferred Stock") in consideration of a cash payment in the amount of $20.0 million and (b) the
issuance to SBW of the Warrants.   These transactions represent the start of a
strategic relationship between the Company and SBC, which the Company believes will strengthen the wireless telecommunications capabilities of both companies.


         Each share of Series D Preferred Stock issued to SBW is convertible into 1,600 shares of Common Stock (subject to adjustment to prevent dilution) at the option of

SBW. In addition, when the Amendment becomes effective, it will provide that, at such time as SBC or its affiliates have obtained all necessary federal and state regulatory approvals to provide landline, interLATA long-distance service pursuant to the Communications Act of 1934, as amended by the Telecommunications Act of 1996 ("Regulatory Relief"), all of the outstanding shares of Series D Preferred Stock will automatically be converted into an equal number of shares of Class B Common Stock.

         Under the terms of the Amendment, each outstanding share of Class B Common Stock will be convertible into 1,600 shares of Common Stock at the option of SBW. The holders of Class B Common Stock will be entitled to receive dividends and liquidating distributions in an amount equal to the dividends and liquidating distributions payable on the number of shares of Common Stock into which such shares of Class B Common Stock are then
convertible.   The holders of Common Stock and Class B Common Stock will
generally have identical voting rights and will vote together as a single class, with the holders of Class B Common Stock being entitled to a number of votes equal to the number of shares of Common Stock into which the shares of Class B Common Stock held by them are then convertible. In addition, the holders of Class B Common Stock will be entitled to elect one director of the Company (or two directors if SBW and its affiliates beneficially own at least 20% of the outstanding shares of Common Stock on a fully diluted basis) and will have the right to approve certain actions on the part of the Company, which are described in the accompanying Information Statement.

         The Warrants issued to SBW entitle the holder thereof to purchase (i) 3,000,000 shares of Common Stock at an exercise price of $14.00 per share and
(ii) 2,000,000 shares of Common Stock at an exercise price of $18.00 per share. The Warrants may be exercised for the cash exercise prices specified above or, at the option of SBW, may be exercised without any cash payment for a number of shares of Common Stock with a current market value equal to the excess of (i) the current market value of the shares of Common Stock to be purchased upon exercise over (ii) the exercise price of such shares of Common Stock. Prior to receipt of Regulatory Relief, the Warrants may be exercised only to the extent that doing so is consistent with the Communications Act of 1934, as amended by the Telecommunications Act of 1996. The Warrants will expire on September 27, 2001.

         THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
SEND US A PROXY.   The Approved Matters have been approved by the Board of
Directors of the Company and have been consented to in writing by the Designated Holders. Under Section 228 of the DGCL and the applicable provisions of the Company's Certificate of Incorporation and Bylaws, because written consents covering more than a majority of the outstanding Common Stock have been executed and delivered to the Company by the Designated Holders, no further action by stockholders is required.

         WE ENCOURAGE YOU TO READ THE ACCOMPANYING INFORMATION STATEMENT AND THE APPENDICES IN THEIR ENTIRETY.

                                            Sincerely,




                                            William C. Saunders
                                            President and Chief
                                                 Executive Officer

                          HIGHWAYMASTER COMMUNICATIONS, INC.
                                 16479 DALLAS PARKWAY
                                      SUITE 710
                                 DALLAS, TEXAS  75248

                 ----------------------------------------------------

                                INFORMATION STATEMENT

                 ----------------------------------------------------

                      NOTICE OF ACTIONS TAKEN BY WRITTEN CONSENT
                        OF STOCKHOLDERS IN LIEU OF A MEETING


         This Information Statement is being furnished to holders of common stock, par value $.01 per share (the "Common Stock"), of HighwayMaster Communications, Inc. (the "Company") in connection with (i) the adoption of a Certificate of Amendment (the "Certificate of Amendment") to the Certificate of Incorporation of the Company, as amended (the "Certificate of Incorporation"), in order, among other things, to authorize a new class of common stock of the Company to be designated as Class B Common Stock, par value $.01 per share ("Class B Common Stock"), into which the shares of Series D Preferred Stock (as defined below) held by Southwestern Bell Wireless Holdings, Inc. ("SBW") may be converted and (ii) the issuance (the "Warrant Share Issuance") of shares of Common Stock upon the exercise of warrants (the "Warrants") held by SBW, which are evidenced by a Warrant Certificate, dated September 27, 1996 (the "Warrant Certificate"). The Certificate of Amendment and the Warrant Share Issuance are hereinafter collectively referred to as the "Approved Matters." For a description of the Approved Matters, see "The Amendment" and "The Warrant Share
Issuance."   In addition, the full text of the Certificate of Amendment and the
Warrant Certificate are attached as Appendices A and B to this Information Statement, respectively.

         Pursuant to the General Corporation Law of the State of Delaware
(the "DGCL") and the Certificate of Incorporation and Bylaws of the Company,
the affirmative vote or consent of the holders of a majority of the outstanding shares of Common Stock is required for approval of the Approved Matters. Each outstanding share of Common Stock is entitled to one vote on each matter submitted to the stockholders of the Company. Pursuant to the applicable provisions of the DGCL, the close of business on September 27,
1996
                                             (COVER PAGE CONTINUED ON NEXT PAGE)
is the record date (the "Record Date"), established in accordance with the applicable provisions of the DGCL for purposes of determining stockholders entitled to consent to such matters. As of the Record Date, there were 22,069,871 shares of Common Stock outstanding. As of the same date, the Designated Holders (as defined below) held an aggregate of 15,089,093 shares of Common Stock, representing approximately 68.4% of the outstanding shares of such class. At the request of SBW, each of the Designated Holders has executed and delivered a written consent with respect to the Approved Matters. BECAUSE THE APPROVED MATTERS HAVE BEEN CONSENTED TO IN WRITING BY THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK, NO FURTHER AUTHORIZATION OR APPROVAL IS REQUIRED FROM THE STOCKHOLDERS OF THE COMPANY IN CONNECTION THEREWITH.

         This Information Statement is first being sent to the stockholders of the Company on or about November 11, 1996.

                THIS IS NOT A NOTICE OF A MEETING OF THE STOCKHOLDERS
                     AND NO STOCKHOLDER MEETING WILL BE HELD TO
                        CONSIDER ANY MATTER DESCRIBED HEREIN.

                    THE COMPANY IS NOT ASKING YOU FOR A PROXY AND
                      YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                  TABLE OF CONTENTS

GENERAL        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

APPROVED MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
    The Amendment. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
    The Warrant Share Issuance . . . . . . . . . . . . . . . . . . . . . .  4

CERTAIN RECENT TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . . . .  5
    SBW Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         Sale of Series D Preferred Stock. . . . . . . . . . . . . . . . .  5
         Authorization of Class B Common Stock;
              Certificate of Amendment . . . . . . . . . . . . . . . . . .  7
         Issuance of Warrants. . . . . . . . . . . . . . . . . . . . . . .  7
         Amended Stockholders' Agreement . . . . . . . . . . . . . . . . .  7
         Other Agreements. . . . . . . . . . . . . . . . . . . . . . . . .  9
         Bylaw Amendments. . . . . . . . . . . . . . . . . . . . . . . . .  9
    Recapitalization Transactions. . . . . . . . . . . . . . . . . . . . .  9
         General . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
         Certain Interested Parties. . . . . . . . . . . . . . . . . . . .  10

SECURITY OWNERSHIP OF
    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT . . . . . . . . . . . . . . .  11

List of Appendices

Appendix A:  Certificate of Amendment
Appendix B:  Warrant Certificate

                                       GENERAL

         On September 27, 1996, the Company and SBW, which is a wholly owned subsidiary of SBC Communications Inc. ("SBC"), consummated certain transactions (the "SBW Transactions"), including, but not limited to, (a) the issuance to SBW of 1,000 shares of a new series of preferred stock, par value $.01 per share, of the Company designated as Series D Participating Convertible Preferred Stock ("Series D Preferred Stock") in consideration of a cash payment in the amount of $20.0 million (the "Purchase Price") and (b) the issuance to SBW of the Warrants. The issuance of shares of Series D Preferred Stock by the Company was effected pursuant to a Purchase Agreement, dated September 27, 1996 (the "Purchase Agreement"), between the Company and SBW. The foregoing transactions represent the start of a strategic relationship between the Company and SBC, which the Company believes will strengthen the wireless telecommunications capabilities of both companies.

         Prior to the execution and delivery of the Purchase Agreement, SBW solicited certain proxies and consents from the Designated Holders with respect to the Approved Matters, which consist of (i) the adoption of the Certificate of Amendment and (ii) the Warrant Share Issuance. At the request of SBW, each of the Designated Holders executed and delivered to SBW (a) an irrevocable proxy pursuant to which SBW was empowered to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents covering the shares of Common Stock owned by them) in favor of the Approved Matters and against any action or agreement that, directly or indirectly, is inconsistent with or that is reasonably likely to impede, interfere with, delay or postpone the actions to which they relate and (b) written consents (the "Designated Stockholder Consents") with respect to the Approved Matters. On September 27, 1996, SBW delivered the Designated
Stockholder Consents to the Company.   The "Designated Holders," who in the
aggregate own 15,089,093 shares of Common Stock, representing approximately 68.4% of the outstanding shares of such class, are Erin Mills International Investment Corporation, William C. Kennedy, Jr., Carlyle-HighwayMaster Investors, L.P., William C. Saunders, Clipper Merban, L.P., Clipper/Merchant Partners, L.P., H.M. Rana Investments Limited, T.C. Group, L.L.C., Robert S. Folsom and Carlyle-HighwayMaster Investors II, L.P.

         Under the terms of the Purchase Agreement, the Company is obligated to take all action necessary in connection with the Designated Stockholder Consents in accordance with and subject to the applicable provisions of the DGCL and the Securities Exchange Act of 1934, as amended (the "Exchange
Act"), and the Certificate of Incorporation and Bylaws of the Company to notify the holders of the Company's shares as promptly as practicable of the approval of the Approved Matters. The Company is distributing this Information Statement to its stockholders in order to comply with this requirement. As required pursuant to Regulation 14C under the Exchange Act, no corporate action will be taken by the Company in respect of the Approved Matters until 20 days after this Information Statement has been sent or given to its stockholders.

         Holders of Common Stock who did not consent to the Approved Matters will not be entitled to any appraisal rights in connection therewith.


                                   APPROVED MATTERS

THE AMENDMENT

         At a meeting held on September 27, 1996 (the "September Board Meeting"), the Board of Directors of the Company adopted a resolution declaring
the advisability of adopting the Certificate of Amendment.   The following is a
summary of certain of the principal provisions of the Certificate of Amendment. This summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached as Appendix A hereto.

         The Certificate of Amendment will provide that the authorized capital
stock of the Company will include 1,000 shares of Class B Common Stock.   Upon
the receipt of Regulatory Relief (as defined below), each outstanding share of Series D Preferred Stock will automatically be converted into one share of Class B Common Stock. As used herein, the term "Regulatory Relief" means that SBC or its affiliates have, in their sole judgment, obtained all necessary federal and state regulatory approvals to provide landline, interLATA long-distance service pursuant to the Communications Act of 1934, as amended by the Telecommunications Act of 1996.

         Under the terms of the Certificate of Amendment, each outstanding share of Class B Common Stock will be convertible into 1,600 shares of Common Stock (subject to adjustment to prevent dilution) at the option of SBW, provided that no such shares may be converted into Common Stock unless the holders of all outstanding shares of Class B Common Stock elect so to convert their shares.

         The holders of Class B Common Stock will be entitled to receive dividends and distributions equal to the dividends and distributions payable on or in respect of the number of shares of Common Stock into which such shares of Class B Common Stock are then convertible.

         The holders of Common Stock and Class B Common Stock will generally have identical voting rights and will vote together as a single class, with the holders of Class B Common Stock being entitled to a number of votes equal to the number of shares of Common Stock into which the shares of Class B Common Stock
held by them are then convertible.   Under the terms of the Certificate of
Amendment, there will be two classes of directors of the Company, those elected by the holders of Common Stock (the "Common Directors") and those elected by
the holder of Class B Common Stock (the "Class B Directors").   The rights,
duties and authority of the Common Directors and the Class B Directors will be identical in all respects. The holders of Class B Common Stock will be entitled to elect one Class B Director (or two Class B Directors if SBW and its affiliates beneficially own at least 20% of the outstanding shares of Common Stock, including shares issuable upon conversion of Class B Common Stock or other convertible securities or upon the exercise of outstanding options, warrants or rights, but excluding shares issuable upon the exercise of the Warrants or any options, warrants or rights issued by any person other than the Company (the "Excluded Options")). The holders of Class B Common Stock will also be entitled to approve certain actions on the part of Company, including (i) the approval of any annual budget or business plan for the Company or any deviation from any annual budget by more than 5%, (ii) the issuance by the Company of equity securities, including securities convertible into equity securities (subject to specified exceptions), and the incurrence by the Company of debt obligations in an amount exceeding $5.0 million in any year, (iii) the hiring or termination by the Company of its chief executive officer, chief operating officer or chief financial officer, (iv) the Company entering into any line of business other than its Existing Line of Business (as defined below) or entering into any joint ventures, partnerships or similar arrangements, (v) the Company exiting its Existing Line of Business or disposing of assets (other than assets sold in the ordinary course of business) in any year with a value in excess of $500,000 or which are otherwise material to the Company's operations, (vi) the adoption, implementation or acceptance by the Company of any Anti-Takeover Provisions (as defined below) and (vii) any corporate action that would reduce the number of shares of Common Stock into which a share of Class B Common Stock is convertible to less than 1,600.

         As used in the Certificate of Amendment, the terms set forth below have the following meanings:

         "Anti-Takeover Provision" means (i) any provision of the certificate of incorporation or bylaws of the Company or any contract, agreement or plan to which the

Company is a party or by which it is bound or any statutory provision enacted after September 27, 1996 which is applicable to the Company which the Company may opt out of if the effect of such provision would be to materially delay, hinder or prevent a change in control of the Company or (ii) a stockholder rights plan or "poison pill," including the provisions of any preferred stock or common stock purchase rights issued pursuant thereto; provided, however, that such term does not include any customary change of control provisions contained in employment agreements between the Company and any of its directors, officers or other employees or in any plans or agreements relating to stock options or other awards of equity securities made by the Company to any such persons.

          "Existing Line of Business" means a non-facilities based, enhanced service provider that offers fleet management and/or status or information about vehicles and/or location capabilities through mobile communications service.

          No holder of shares of Class B Common Stock will be entitled to Transfer (as defined below) any such shares or any interest therein to any person or entity other than SBW or an affiliate of SBW. As used herein, the term "Transfer" means any sale, transfer, assignment, disposition or other means of conveying legal or beneficial ownership, whether direct or indirect and whether voluntary or involuntary.

THE WARRANT SHARE ISSUANCE

          At the September Board Meeting, the Board of Directors of the Company approved the issuance of the Warrants to SBW and the Warrant Share Issuance.
The following is a summary of certain provisions of the Warrant Certificate which relate to the Warrant Share Issuance. This summary does not purport to be complete and is qualified in its entirety by reference to the Warrant Certificate, a copy of which is attached as Appendix B hereto.

          The Warrants entitle SBW to purchase from the Company, upon the terms and subject to the conditions set forth in the Warrant Certificate, (i) 3,000,000 shares of Common Stock at an exercise price of $14.00 per share and
(ii) 2,000,000 shares of Common Stock at an exercise price of $18.00 per share, in each case subject to adjustment to prevent dilution. The Warrants may be exercised for the cash exercise prices specified above or, at the option of SBW, may be exercised without any cash payment for a number of shares of Common Stock with a current market value equal to the excess of (i) the current market value of the shares of Common Stock to be purchased upon exercise over (ii) the exercise price of such shares of Common Stock. Prior to receipt of Regulatory Relief, the Warrants may be exercised only to the extent that doing so is consistent with the

Communications Act of 1934, as amended by the Telecommunications Act of 1996. The Warrants will expire on September 27, 2001.

          No holder of Warrants will be entitled to Transfer any Warrants or any interest therein to any person or entity other than SBW or an affiliate of SBW.


                             CERTAIN RECENT TRANSACTIONS

          The following is a summary of (i) the SBW Transactions and (ii) certain related transactions (the "Recapitalization Transactions") consummated on the same date by the Company, the Erin Mills Stockholders (as defined below), the Carlyle Stockholders (as defined below) and certain other holders of its outstanding securities. For additional information regarding the SBW Transactions and the Recapitalization Transactions, see the Company's Current Report on Form 8-K dated September 27, 1996, which was filed by the Company with the Securities and Exchange Commission (the "Commission") on October 7, 1996, including the various exhibits to such Current Report.

SBW TRANSACTIONS

     SALE OF SERIES D PREFERRED STOCK

          On September 27, 1996, in accordance with the terms and conditions set forth in the Purchase Agreement, the Company sold 1,000 shares of Series
D Preferred Stock to SBW in exchange for the Purchase Price.   Immediately
upon receipt of the Purchase Price from SBW, the Company delivered the Purchase Price to Texas Commerce Bank, N.A., as escrow agent (the "Escrow Agent"), to be held pursuant to an Escrow Agreement, dated as of September 27, 1996, pending the expiration or early termination of the waiting period applicable to the conversion of shares of Series D Preferred Stock into Class B Common Stock under the Hart-Scott-Rodino Antitrust Improvements Act of 1974, as amended (the "HSR Act"). On October 18, 1996, the early termination was granted with respect to the aforementioned waiting period. Accordingly, on October 21, 1996, the Escrow Agent released the Purchase Price to the Company.

          Each share of Series D Preferred Stock issued to SBW pursuant to the Purchase Agreement is convertible into 1,600 shares of Common Stock (subject to adjustment to prevent dilution) at the option of SBW, provided, that shares of Series D Preferred Stock may only be converted into Common Stock in blocks of 250 shares. In addition, at such time as Regulatory Relief is obtained, all of the outstanding shares of

Series D Preferred Stock will automatically convert into an equal number of shares of Class B Common Stock. If Regulatory Relief is not obtained on or before September 27, 2001, all of the outstanding shares of Series D Preferred Stock will be converted into shares of Common Stock at the election of the Company on the same basis as if they had been voluntarily converted by SBW.

          The holders of shares of Series D Preferred Stock will be entitled to receive dividends and distributions equal to the aggregate amount of dividends and distributions payable on or in respect of the number of shares of Common Stock into which such shares of Series D Preferred Stock are then convertible. In the event of a liquidation of the Company, the holders of shares of Series D Preferred Stock will be entitled to an aggregate liquidation preference in an amount equal to the greater of (i) $20.0 million or (ii) the amount of distributions payable in connection with such liquidation on or in respect of the number of shares of Common Stock into which such shares of Series D Preferred Stock are then convertible.

          Except as required by law or as described below, the holders of Series D Preferred Stock will not be entitled to vote on any matters
submitted to the stockholders of the Company.   However, the holders of
Series D Preferred Stock will be entitled to approve certain actions on the part of the Company, including (i) mergers or consolidations involving the Company that require stockholder approval under the DGCL, (ii) sales of all or substantially all of the assets of the Company that require stockholder approval under the DGCL, (iii) amendments to the Company's Certificate of Incorporation, (iv) the dissolution of the Company, (v) the adoption, implementation or acceptance by the Company of any Anti-Takeover Provisions,
(vi) the issuance by the Company of equity securities, including securities convertible into equity securities (subject to specified exceptions), and the incurrence by the Company of debt obligations in an amount exceeding $5.0 million in any year, (vii) the Company entering into any line of business other than its Existing Line of Business or entering into joint ventures, partnerships or similar arrangements which would require expenditures of more than $3.0 million, (viii) the disposition by the Company in any 12-month period of assets (other than assets sold in the ordinary course of business) of which the value exceeds $3.0 million, (ix) any amendment, alteration or repeal of the terms of the Series D Preferred Stock or (x) any corporate action that would reduce the number of shares of Common Stock into which a share of Series D Preferred Stock is convertible to less than 1,600.

          Shares of Series D Preferred Stock are not redeemable at the option of the Company.

     AUTHORIZATION OF CLASS B COMMON STOCK; CERTIFICATE OF AMENDMENT

          As described above, at the September Board Meeting, the Board of Directors of the Company adopted a resolution declaring the advisability of adopting the Certificate of Amendment, which would amend the Certificate of Incorporation of the Company in order, among other things, to authorize the Class B Common Stock into which shares of Series D Common Stock will automatically be converted upon receipt of Regulatory Relief. For a description of certain provisions of the Certificate of Amendment, see "The Amendment."

     ISSUANCE OF WARRANTS

          As described above, on September 27, 1996, the Company issued the Warrants to SBW in connection with the transactions contemplated by the Purchase Agreement and the other agreements and instruments relating to the SBW Transactions. For a description of certain provisions of the Warrants, see "The Warrant Share Issuance."

     AMENDED STOCKHOLDERS' AGREEMENT

          As of February 4, 1994, the Company, the Erin Mills Stockholders, the Carlyle Stockholders, the By-Word Stockholders (as defined below) and certain other parties entered into a Stockholders' Agreement. In connection with the SBW Transactions, such agreement was amended and restated (as amended and restated, the "Amended Stockholders' Agreement) in order, among other things to add SBW as a party thereto. The Amended Stockholders' Agreement contains provisions relating to, among other things, (i) the transfer of shares of Common Stock by certain of the stockholders who are parties thereto, (ii) the grant of registration rights by the Company to the stockholders who are parties thereto and (iii) the election of members of the Company's Board of Directors. As used herein, (a) the term "Erin Mills Stockholders" means Erin Mills International Investment Corporation, The Erin Mills Development Corporation and The Erin Mills Investment Corporation, (b) the term "Carlyle Stockholders" means (except as otherwise provided under "Security Ownership of Certain Beneficial Owners and Management") the Clipper Stockholders (as defined below), Carlyle-HighwayMaster Investors, L.P., Carlyle-HighwayMaster Investors II, L.P., TC Group, L.L.C., Mark D. Ein, Chase Manhattan Investment Holdings, Inc., H.M. Rana Investments Limited, Archery Partners, (c) the term "Clipper Stockholders" means Clipper Capital Associates, L.P., Clipper/Merban, L.P. and Clipper/Merchant Partners, L.P. and (d) the term "By-Word Stockholders" means William C. Kennedy, Jr., Donald M. Kennedy, William C. Saunders, Robert S. Folsom and Robert T. Hayes.

          The Amended Stockholders' Agreement provides that the parties will take all action (including the voting of shares of Common Stock owned by them) necessary to ensure that the Board of Directors of the Company consists of (i) two directors designated by the Erin Mills Stockholders, (ii) one director designated by the Carlyle Stockholders (other than the Clipper Stockholders),
(iii) two directors designated by the By-Word Stockholders (one of which will be the chief executive officer of the Company) and (iv) two independent directors (except that the addition of a second independent director to the Board of Directors need not occur until the date of the next annual meeting of the stockholders of the Company). Prior to the receipt of Regulatory Relief, SBW will not be entitled to designate a director, but will have the right to designate a non-voting delegate who will attend all meetings of the Board of Directors and receive all materials distributed to directors of the Company. Upon the conversion of Series D Preferred Stock into Class B Common Stock (which will occur upon receipt of Regulatory Relief), SBW will be entitled to designate one member of the Board of Directors of the Company. In addition, if at any time after the conversion of Series D Preferred Stock into Class B Common Stock SBW and its affiliates beneficially own 20% or more of the outstanding Common Stock (including shares issuable upon conversion of Series D Preferred Stock or Class B Common Stock or other convertible securities or upon the exercise of outstanding options, warrants or rights, but excluding shares issuable upon the exercise of the Warrants or any Excluded Options) on a fully diluted basis, SBW will be entitled to designate a second member of the Board of Directors. No stockholder or group of stockholders will be entitled to designate any director if the percentage of the outstanding Common Stock (including shares issuable upon conversion of outstanding securities or upon the exercise of outstanding options, warrants or rights, but excluding shares issuable upon the exercise of the Warrants or any Excluded Options) beneficially owned by such stockholder or group of stockholders falls below 5% (or with respect to the Erin Mills Stockholders and By-Word Stockholders, 20% for the right to designate two directors and 5% for the right to designate one director) on a fully diluted basis.

          Under the terms of the Amended Stockholders' Agreement, the Carlyle Stockholders (other than the Clipper Stockholders), the Erin Mills Stockholders, William C. Kennedy, Jr. and William C. Saunders (the "First Refusal Stockholders") granted a right of first refusal to SBW with respect to all shares of Common Stock owned by them. Subject to certain exceptions, such right of first refusal requires that, prior to selling any shares of Common Stock, a First Refusal Stockholder must offer such shares for sale to SBW in accordance with the terms of the Amended Stockholders' Agreement.

          The Amended Stockholders' Agreement also provides for the grant of certain demand, piggyback or other registration rights to the stockholders who are parties thereto. Among other things, such agreement provides that, with respect to an aggregate of 1,818,018 shares of Common Stock issued to certain of the Erin Mills Stockholders and Carlyle Stockholders in connection with the Recapitalization Transactions, the Company will register one-half of such shares under the Securities Act of 1933, as amended (the "Securities Act"), for sale on or after March 31, 1997 and will register the remainder of such shares under the Securities Act for sale on or after September 27, 1997.

     OTHER AGREEMENTS

          HighwayMaster Corporation, a wholly owned subsidiary of the Company ("HM Corporation"), entered into a Technical Services Agreement, dated September 27, 1996 (the "Technical Services Agreement"), with SBW pursuant to which SBW or one or more of its affiliates will provide HM Corporation with certain technical and advisory services in connection with, among other things, the operation and improvement of its communications transmission system.

          In addition, under the terms of the Purchase Agreement, promptly after Regulatory Relief is obtained, the Company will cause HM Corporation to enter into a Voice and Data Services Agreement (the "Voice and Data Services Agreement") with an affiliate of SBW. The Voice and Data Services Agreement, if entered into by the parties, will provide that HM Corporation will purchase long distance and other voice and data services from such affiliate of SBW.

     BYLAW AMENDMENTS

          At the September Meeting, the Board of Directors of the Company approved certain amendments to the Company's Bylaws (the "Bylaw Amendments") in connection with the SBW Transactions, including certain amendments relating to the authorization by the Company of Class B Common Stock.

RECAPITALIZATION TRANSACTIONS

     GENERAL

          On September 27, 1996, the Company, the Erin Mills Stockholders, certain of the Carlyle Stockholders and certain other holders of outstanding securities of the Company entered into a Recapitalization Agreement (the "Recapitalization Agreement") and consummated the Recapitalization
Transactions contemplated thereby. In particular, upon the terms and conditions set forth in the Recapitalization Agreement, (i) the Company repaid in full the principal amount of and interest accrued on certain promissory notes in the aggregate principal amount of $5.0 million executed in favor of an Erin Mills Stockholder in order to evidence the Company's obligation to repay certain advances made by such Erin Mills Stockholder in August and September 1996 to enable the Company to meet its short-term working capital and other requirements, (ii) the Company issued an aggregate of 800,000 shares of Common Stock to two Erin Mills Stockholders in exchange for aggregate cash payments in the amount of $10.0 million, (iii) the Company issued an aggregate of 864,000 shares of Common Stock to three Erin Mills Stockholders and two other persons in exchange for the surrender to the Company for cancellation of all outstanding shares of Series B Preferred Stock, par value $.01 per share, of the Company, (iv) the Company paid to certain of the Carlyle Stockholders a portion of the accrued and unpaid interest on certain promissory notes in the aggregate principal amount of approximately $12.7 million (the "Carlyle
Notes") executed in favor of the Carlyle Stockholders and (v) the Company issued an aggregate of 1,018,018 shares of Common Stock in exchange for the surrender of the Carlyle Notes for cancellation.

     CERTAIN INTERESTED PARTIES

          Certain of the directors of the Company are officers or employees of
one or more of the Erin Mills Stockholders or Carlyle Stockholders.   In
particular, (i) Mr. Robert B. Calhoun, Jr. serves as President of Clipper Asset Management Corporation and Clipper Capital Corporation, which are private equity investment firms and affiliates of certain of the Carlyle Stockholders; (ii) Mr. William E. Conway, Jr. serves as a Managing Director of The Carlyle Group, a private equity investment firm and an affiliate of certain of the Carlyle Stockholders; (iii) Mr. Richard D. Darman serves as a Managing Director of The Carlyle Group, a private equity investment firm and an affiliate of certain of the Carlyle Stockholders; (iv) Mr. Mark D. Ein serves as a Vice President of The Carlyle Group, a private equity investment firm and an affiliate of certain of the Carlyle Stockholders; (v) Mr. Stephen L. Greaves serves as General Manager of Erin Mills International Investment Corporation, a private venture capital fund and one of the Erin Mills Stockholders; (vi) Mr. Gerry C. Quinn serves as President of The Erin Mills Investment Corporation, a private venture capital fund and one of the Erin Mills Stockholders, and as Executive Vice President of The Erin Mills Development Corporation, a private venture capital fund and one of the Erin Mills Stockholders. For additional information regarding the interests of certain directors in the Recapitalization Transactions, see "Security Ownership of Certain Beneficial Owners and Management."

                                SECURITY OWNERSHIP OF
                       CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information regarding each person known by the Company to be the beneficial owner of more than five percent
of the outstanding shares of Common Stock as of the Record Date.   Unless
otherwise noted, the persons named below have sole voting and investment power with respect to such shares.


                                                            NUMBER OF SHARES OF COMMON                     PERCENT OF CLASS
                                                             STOCK BENEFICIALLY OWNED                     BENEFICIALLY OWNED
                                                       -------------------------------------      ----------------------------------
                                                           PRIOR TO               AFTER               PRIOR TO            AFTER
NAME AND ADDRESS OF HOLDER                             TRANSACTIONS(2)       TRANSACTIONS(2)      TRANSACTIONS(1)    TRANSACTIONS(2)
--------------------------                             ---------------       ---------------      ---------------    ---------------
Erin Mills Stockholders(3)                              8,289,922(4)          9,833,206(5)            37.6%              31.4%
7501 Keele Street
Suite 500
Concord, Ontario L4K1YZ, Canada

Carlyle Stockholders (6)                                2,295,724(7)          2,752,079(8)            10.4%               8.8%
1001 Pennsylvania Avenue, N.W.
Suite 220 South
Washington, D.C. 20004-2505

Southwestern Bell Wireless                                     --             6,600,000(9)              --               21.0%
 Holdings, Inc.
17330 Preston Road
Suite 100A
Dallas, Texas  75252

William C. Kennedy, Jr.                                 2,622,796(10)         2,622,796(10)           11.9%               8.4%
16479 Dallas Parkway
Suite 710
Dallas, Texas 75248

William C. Saunders                                     1,485,493(11)         1,485,493(11)            6.7%               4.7%
16479 Dallas Parkway
Dallas, Texas 75248

         ------------
         (1) Reflects beneficial ownership of shares of Common Stock prior to giving effect to the consummation of the SBW Transactions and the Recapitalization Transactions (collectively, the "Transactions").
         (2)  Reflects beneficial ownership of shares of Common Stock after giving effect to the consummation of the Transactions.
         (3)  For purposes of the table set forth above, the Erin Mills
              Stockholders consist of Erin Mills International Investment Corporation, The Erin Mills Development Corporation and The Erin Mills

         Investment Corporation. Information relating to beneficial ownership of shares of Common Stock by the Erin Mills Stockholders is based in part on the most recent Schedule 13G filed with the Commission by Erin Mills Investment Corporation, which reflected ownership of Common Stock as of December 31, 1995.
    (4) Represents 8,141,706 shares owned by Erin Mills International Investment Corporation and 148,216 shares owned by The Erin Mills Investment Corporation.
    (5) Represents 9,061,310 shares owned by Erin Mills International Investment Corporation, 244,216 shares owned by The Erin Mills Investment Corporation and 527,680 shares owned by The Erin Mills Development Corporation.
    (6) For purposes of the table set forth above, the "Carlyle Stockholders" consist of Carlyle-HighwayMaster Investors, L.P., Carlyle-HighwayMaster Investors II, L.P., TC Group, L.L.C., TCG Holdings L.L.C., TC Group Investment Holdings, L.L.C. and Mark D. Ein. TC Group, L.L.C. is the sole general partner of Carlyle-HighwayMaster Investors, L.P. and Carlyle-HighwayMaster Investors II, L.P., in which capacity TC Group, L.L.C. may be deemed to be the beneficial owner of shares owned by Carlyle-HighwayMaster Investors, L.P. and Carlyle-HighwayMaster Investors II, L.P. TC Group Investment Holdings, L.L.C. is the beneficial owner of 291,315 shares including 291,315 shares owned of record by TC Group, L.L.C., for the benefit of TC Group Investment Holdings, L.L.C. TCG Holdings, L.L.C. is the managing member and holder of a controlling interest in each of each of the TC Group, L.L.C. and TC Group Investment Holdings, L.L.C., in which capacity TCG Holdings, L.L.C. may be deemed the beneficial owner of shares owned by TC Group, L.L.C., Carlyle-HighwayMaster Investors, L.P., Carlyle-HighwayMaster Investors II, L.P. and TC Group Investment Holdings, L.L.C. Mark D. Ein is the sole beneficial owner of 28,611 shares of Common Stock, with sole power to direct the disposition of such shares. Information regarding beneficial ownership of shares of Common Stock by the Carlyle Stockholders is based on the most recent
         Schedule 13D filed with the Commission by the beneficial owners named above, which reflected ownership of Common Stock as of September 27, 1996.
    (7) Represents 1,805,727 shares owned of record by Carlyle-HighwayMaster Investors, L.P., 170,071 shares owned of record by Carlyle-HighwayMaster Investors II, L.P., 291,315 shares owned of record by TC Group, L.L.C. and 28,611 shares owned of record by Mark
         D. Ein.
    (8) Represents 2,222,799 shares owned of record by Carlyle-HighwayMaster Investors, L.P., 209,354 shares owned of record by Carlyle-HighwayMaster Investors II, L.P., 291,315 shares owned of record by TC Group, L.L.C. and 28,611 shares owned of record by Mark
         D. Ein.
    (9) Represents (i) 1,600,000 shares of Common Stock issuable to SBW upon the conversion of shares of Series D Preferred Stock and (ii) 5,000,000 shares of Common Stock issuable to SBW upon the exercise of
         the Warrants.   SBW may be deemed to share voting and dispositive
         power with respect to the foregoing shares of Common Stock with SBC. Information regarding beneficial ownership of shares of Common Stock by SBW and SBC is based on the most recent Schedule 13D filed with the Commission by the beneficial owners named above, which reflected ownership of Common Stock as of September 27, 1996.
    (10) Includes 593,478 shares of Common Stock that may be acquired by Mr. Kennedy upon exercise of currently exercisable options granted under the Stock Option Plan.
    (11) Includes 593,478 shares of Common Stock that may be acquired by Mr. Saunders upon exercise of currently exercisable options granted under the Stock Option Plan.

         The following table sets forth certain information regarding the beneficial ownership of shares of Common Stock by each director and executive officers of the Company and the directors and named executive officers of the Company as a group as of the Record Date.

                                                                                                     PERCENT OF CLASS
                                                                                                    BENEFICIALLY OWNED
                                                                                      ----------------------------------------------
                                                    NUMBER OF SHARES OF COMMON           PRIOR TO                        AFTER
NAME OF HOLDER                                       STOCK BENEFICIALLY OWNED         TRANSACTIONS(1)                TRANSACTIONS(2)
--------------                                      --------------------------        ---------------                ---------------
William C. Kennedy, Jr. (3)                                 2,622,796                     11.9%                          8.4%
William C. Saunders (4)                                     1,485,493                      6.7%                          4.7%
Gerry C. Quinn (5)                                              1,000                        *                             *
Stephen Greaves (5)                                                --                        -                             -
John H. Daniels (5)                                                --                        -                             -
Elly H. Reisman (5)                                                --                        -                             -
Mark D. Ein (6)                                                28,611                        *                             *
William E. Conway, Jr. (7)                                         --                        -                             -
Richard G. Darman (7)                                              --                        -                             -
Robert B. Calhoun, Jr.                                             --                        -                             -
Terry S. Parker (8)                                             3,798                        *                             *
All directors and executive
officers as a group (18 persons) (9)                        4,306,248                     19.6%                         13.7%

    ------------
     *  Less than 1%

    (1) Reflects beneficial ownership of shares of Common Stock prior to giving effect to the consummation of the Transactions.
    (2) Reflects beneficial ownership of shares of Common Stock after giving effect to the consummation of the Transactions.
    (3) Includes 593,478 shares of Common Stock that may be acquired by Mr. Kennedy upon exercise of currently exercisable options granted under the Stock Option Plan.
    (4) Includes 593,478 of such shares that may be acquired by Mr. Saunders upon exercise of currently exercisable options granted under the Stock Option Plan.
    (5) Messrs. Quinn, Daniels, Reisman and Greaves are affiliates of the Erin Mills Stockholders. Pursuant to an employment agreement entered into with The Erin Mills Development Corporation, Mr. Quinn has a right to acquire up to 3% of the interest in the Company held by The Erin Mills Investment Corporation and Erin Mills International Investment Corporation.
    (6) 2,267,113 shares are beneficially owned by the other Carlyle Stockholders before giving effect to the Transactions, which Mr. Ein may be deemed to beneficially own as a result of his position as an officer of TC Group, L.L.C. Mr. Ein disclaims beneficial ownership of such shares. Mr. Ein is, however, the beneficial owner of 28,611 shares. Mr. Ein also holds a limited partnership interest in Carlyle-HighwayMaster Investors II, L.P. Information regarding beneficial ownership of shares of Common Stock by the Carlyle Stockholders is based on the most recent Schedule 13D filed with the Commission by the such stockholders, which reflected ownership of Common Stock as of September 27, 1996.

(7) 2,267,113 shares are beneficially owned by the Carlyle Stockholders, which Mr. Conway and Mr. Darman may be deemed to beneficially own in their capacity as Managing Directors of TC Group, L.L.C., TC Group Investment Holdings, L.L.C. and TCG Holdings, L.L.C. and members of TCG Holdings, L.L.C. Mr. Conway and Mr. Darman disclaim beneficial ownership of such shares. Mr. Conway and a corporation controlled by Mr. Darman each hold a limited partnership interest in Carlyle-HighwayMaster Investors II, L.P. Information regarding beneficial ownership of shares of Common Stock by the Carlyle Stockholders is based on the most recent Schedule 13D filed with the Commission by such stockholders, which reflected ownership of Common Stock as of September 27, 1996.
(8) Represents 3,798 shares subject to stock options.
(9) Includes 1,355,204 shares subject to options granted under the Stock Option Plan or otherwise that are exercisable within 60 days of the Record Date by a total of 18 directors and executive officers.

         As previously noted, the Company is a party to the Amended Stockholders' Agreement with SBW, the Erin Mills Stockholders, the Carlyle Stockholders, the By-Word Stockholders and certain other persons. The parties to the Amended Stockholders' Agreement have agreed to vote the shares of Common Stock held by them with respect to certain matters as specified therein, and accordingly, may be deemed to beneficially own all the shares of Common Stock subject to the terms of the Amended Stockholders' Agreement. As of the Record Date, after giving effect to the Transactions, an aggregate of 17,325,821 shares of Common Stock, representing approximately 78.5% of the outstanding shares of Common Stock, are held by the parties to the Amended Stockholders' Agreement. All of the parties to the Stockholders Agreement who have filed a Schedule 13G or Schedule 13D with the Commission have disclaimed beneficial ownership to any shares of Common Stock held by any other party to the Amended Stockholders' Agreement as a result of the voting and other provisions of such agreement.

                                            By Order of the Board of Directors,




                                            Wesley E. Schlenker
                                            Secretary

                                                                      APPENDIX A


                               CERTIFICATE OF AMENDMENT

                                          OF

                             CERTIFICATE OF INCORPORATION

                                          OF

                          HIGHWAYMASTER COMMUNICATIONS, INC.


         HighwayMaster Communications, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY

         FIRST: That at a meeting of the Board of Directors of HighwayMaster Communications, Inc. (the "corporation"), resolutions were duly adopted setting forth proposed amendments of the Certificate of Incorporation of the corporation, declaring such amendments to be advisable and directing that such amendments be presented to the stockholders of the corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

         RESOLVED, that the second sentence of Article XII of the corporation's Certificate of Incorporation be deleted and that Article IV of the corporation's Certificate of Incorporation be amended in its entirety to read as follows:

         The aggregate number of shares of capital stock which the corporation shall have authority to issue is 50,021,000, consisting of 50,000,000 shares of common stock, par value $0.01 per share (the "Common Stock"), 1,000 shares of Class B Common Stock, par value $0.01 per share (the "Class B Common Stock"), and 20,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock"). The Common Stock and the Class B Common Stock are hereinafter collectively referred to as the "Company Common Stock".

                               A. COMPANY COMMON STOCK

         Except as otherwise expressly provided herein, all shares of Company Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges.

    1.   DIVIDENDS

         (a) Subject to the rights granted to the holders of any Preferred Stock that may be outstanding, the holders of Common Stock shall be entitled to receive dividends and distributions when and as declared by the Board of Directors of the corporation out of funds legally available therefor.

         (b) Subject to the rights of the holders of any Preferred Stock that may be outstanding, the holders of shares of Class B Common Stock shall be entitled to receive, when and as declared by the Board of Directors, but only out of funds legally available therefor, dividends and distributions, on each date that dividends or other distributions (other than dividends or distributions payable in Common Stock of the corporation) are payable on or in respect of Common Stock, in an amount per share of Class B Common Stock equal to the aggregate amount of dividends or other distributions (other than dividends or distributions payable in Common Stock of the corporation) that would be payable on such date to a holder of the Reference Package (as defined below). Each such dividend and distribution shall be paid to the holders of record of shares of Class B Common Stock on the date, not exceeding sixty days preceding such dividend or distribution payment date, fixed for that purpose by the Board of Directors in advance of payment of each particular dividend or distribution, which shall be the same record date as for the payment of dividends or distributions on the Common Stock.

         (c) The term "REFERENCE PACKAGE" shall initially mean 1,600 shares of Common Stock of the corporation. In the event the corporation shall at any time after the close of business on September 27, 1996 (A) declare or pay a dividend on or distribution in respect of any Common Stock payable in Common Stock,
(B) subdivide any Common Stock, (C) combine any Common Stock into a smaller number of shares or (D) change or reclassify the Common Stock (whether pursuant to a merger or consolidation or otherwise), then and in each such case the Reference Package after such event shall be the Common Stock that a holder of the Reference Package immediately prior to such event would hold thereafter as a result thereof. The Board of Directors may make such adjustments in the Reference Package, in addition to those required hereby, as shall be determined by the Board, as evidenced by a Board resolution, to be necessary and advisable in order to avoid taxation so far as practicable of any dividend of stock or stock rights or any event treated as such for Federal income tax purposes to the recipients. Whenever any adjustment is required in the Reference Package, the corporation shall forthwith (i) file at the principal office of the corporation a statement describing in reasonable detail the adjustment and the method of calculation used, and (ii) cause a copy of such statement to be mailed by first class mail postage prepaid to the holders of record of the Class B Common Stock as of the effective date of such adjustment. The corporation may obtain the certificate of any independent firm of public accountants of national recognition selected by the Board of Directors which, if obtained, shall be presumptive evidence of the correctness of any computation made under
Section 1(c).

    2.   VOTING RIGHTS

         (a) GENERAL. The holders of Common Stock and Class B Common Stock shall have identical voting rights and vote together as a single class on all actions to be taken by such holders, except as specified below. Each share of Common Stock shall, when entitled to vote, have one vote and each share of Class B Common Stock shall, when entitled to vote, have the number of votes that a holder of the Reference Package would have.

         (b) ELECTION OF DIRECTORS. There shall be two classes of directors, those elected by the Common Stock ("Common Directors") and those elected by the Class B Common Stock ("Class B Directors"). The rights, duties and authority of the Common Directors and the Class B Directors shall be identical in all respects. The number of Common Directors shall be the number to be determined by the Nominating Committee of the Corporation. The number of Class B Directors shall be one, except that if Southwestern Bell Wireless Holdings, Inc. ("SBW") and its Affiliates Beneficially Own (as hereinafter defined) 20% or more of the outstanding Common Stock, including Common Stock issuable upon conversion of Class B Common Stock or other convertible securities or upon the exercise of any outstanding options, warrants, rights or obligations, other than shares issuable upon the exercise of (i) the 5,000,000 warrants issued on September 27, 1996 (the "Warrants"), and (ii) options, warrants, rights or obligations issued by any entity other than the corporation ("Excluded Options"), there shall be two Class B Directors. For the purposes of the foregoing calculations, the number of outstanding shares of Common Stock shall include all shares issuable upon conversion of outstanding convertible securities or upon exercise of outstanding options, warrants, rights or obligations other than the Warrants, Excluded Options and employee stock options. As used herein, an "Affiliate" of any specified person or entity means any person or entity directly or indirectly controlling or controlled by or under direct or indirect common control with such person. As used herein, the term "Beneficially Own" (and correlative terms) shall mean, with respect to any shares of Common Stock or other securities, to be entitled, directly or indirectly through one or more intermediaries, to all material incidents of ownership with respect to such securities, including, but not limited to, (i) the right to vote such securities (in the case of voting securities), (ii) subject to any transfer restrictions, the right to dispose of such securities and to receive any proceeds realized from the disposition thereof and (iii) the right to receive any dividends and other distributions with respect to such securities.

         The Common Directors shall be elected by the holders of Common Stock by a plurality vote and the Class B Directors shall be elected by the holders of the Class B Common Stock by a plurality vote, in either case at an annual stockholders meeting, except as hereinafter provided, and each director shall hold office until his successor has been duly elected and qualified or his earlier death, resignation or removal. Vacancies in any class of directors and newly created directorships resulting from any increase in the authorized number of directors of any class of Company Common Stock may be filled by the majority of directors of such class then in office, though less than a quorum, or by a sole remaining director so elected and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, or until their earlier death, resignation or removal. If there are no directors in office, then an election of directors may be held in the manner provided by law. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent (10%) of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancy or newly-created directorships, or to replace the directors chosen by the directors then in office. Unless otherwise restricted by law, any director or the entire Board may be removed, with or without cause, by a majority vote of the class of Company Common Stock entitled to elect such director or directors. No decrease in the size of the Board shall serve to shorten the term of an incumbent director.

         (c) VOTING RIGHTS OF CLASS B COMMON STOCK. The following actions shall require the approval of a majority of the outstanding Class B Common Stock, voting as a single class:

              (i) the approval of any annual budget or business plan for the corporation or any subsidiary of the corporation or the deviation by the corporation or any such subsidiary from any annual budget for the corporation or such subsidiary approved by the Board of Directors by more than five percent (5%);

              (ii) issuance by the corporation of any equity securities, including securities convertible into equity securities (other than (A) the grant of employee stock options (subject to the proviso set forth in (D) below),
(B) the issuance of equity securities pursuant to the Purchase Agreement, dated as of September 27, 1996 between the corporation and SBW (the "Purchase Agreement") or pursuant to any of the other Transaction Documents (as defined in the Purchase Agreement), (C) the issuance of equity securities upon the exercise or conversion of securities or employee stock options that are outstanding as of September 27, 1996 or (D) the issuance of equity securities upon the conversion of Class B Common Stock or upon the exercise of employee stock options granted hereafter, PROVIDED, HOWEVER, that there shall not be outstanding at any time employee stock options for more than 1.5 million shares of Common Stock plus the options granted to William C. Kennedy, Jr. and William C. Saunders that are outstanding at September 27, 1996) or incurrence of any indebtedness, provided that the corporation can incur up to $5 million in indebtedness in any year without the approval of the Class B Common Stock;

              (iii) the hiring or termination by the corporation of its chief executive officer, chief operating officer or chief financial officer;

              (iv) the corporation's entering into any line of business other than its Existing Line of Business (as hereinafter defined) or into any joint ventures, partnerships or similar arrangements;

              (v) the corporation's exiting its Existing Line of Business or disposing of assets (other than telecommunications equipment and other assets sold in the ordinary course of business) in any year with a value in excess of $500,000 or which are otherwise material to the corporation's operations;

              (vi) the adoption, implementation or acceptance (including the failure to opt out) of any Anti-Takeover Provision (as hereinafter defined) not in effect as of September 27, 1996 that would be applicable to, and, in the reasonable determination of SBW, adversely affect, the holders of the Class B Common Stock and their Affiliates; or

              (vii) the taking of any corporate action that would reduce the number of shares in the Reference Package below 1,600.

         "Anti-Takeover Provision" means (i) any provision of the certificate of incorporation or bylaws of the corporation or any contract, agreement or plan to which the corporation is a party or by which it is bound or any statutory provision enacted after September 27, 1996 which is applicable to the corporation which the corporation may opt out of if the effect of such provision would be to materially delay, hinder or prevent a change in control of the corporation or (ii) a stockholder rights plan or "poison pill," including the provisions of any preferred stock or common stock purchase rights issued pursuant thereto; provided, however, that such term shall not include any customary change of control provisions contained in employment agreements between the corporation and any of its directors, officers or other employees or in any plans or agreements relating to stock options or other awards of equity securities made by the corporation to any such persons.

         "Existing Line of Business" means a non-facilities based, enhanced service provider that offers fleet management and/or status or information about vehicles and/or location capabilities through mobile communications service.

         (d)  BYLAWS.   Any alteration, amendment, repeal or replacement of
Article XI of the corporation's bylaws, or of any other Article of the bylaws that would have a similar effect, by the stockholders of the corporation shall require the approval of a majority of the outstanding Class B Common Stock, voting as a separate class.

    3.   CONVERSION

         (a) OPTIONAL CONVERSION. At the option of the holder thereof, each share of Class B Common Stock may be converted into the Reference Package; provided, however, that no shares of Class B Common Stock may be converted pursuant to this Section 3(a) unless the holders of all outstanding shares of Class B Common Stock elect to convert such shares into the Reference Package as of the same date in accordance with the procedures set forth below.

         (b) OPTIONAL CONVERSION PROCEDURES. Any holder of shares of Class B Common Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates evidencing such shares of Class B Common Stock, at the principal office of the corporation or such other office as the corporation may designate for such purpose, which certificate or certificates, if the corporation shall so require, shall be duly endorsed to the corporation or in blank, or accompanied by proper instruments of transfer to the corporation or in blank, accompanied by irrevocable written notice to the corporation that the holder elects so to convert such shares of Class B Common Stock and specifying the name or names (with address or addresses) in which a certificate or certificates evidencing shares of Common Stock are to be issued. The corporation shall, as soon as practicable after such surrender of certificates evidencing shares of Class B Common Stock accompanied by the written notice and compliance with any other conditions herein contained, deliver by first class mail postage prepaid to the holder that surrendered such shares of Class B Common Stock or to such holder's nominee certificates evidencing the number of full shares of Common Stock to which such holder shall be entitled as aforesaid, together with a cash adjustment in respect of any fraction of a share of Common Stock as provided below. No interest will be payable with respect to any cash adjustment paid with respect to any fractional shares of Common Stock as provided below. On the date shares of Class B Common Stock are surrendered for conversion, dividends shall cease to accrue on all shares of Class B Common Stock, such shares shall no longer be deemed outstanding, all rights of the holders thereof as holders of Class B Common Stock shall cease (other than the right to receive dividends declared payable to holders of record of Class B Common Stock on a record date prior to the date of surrender) and thereupon the certificate or certificates theretofore representing such shares of Class B Common Stock shall represent only the right to receive the Common Stock deliverable upon conversion in respect thereof.

         (c) FRACTIONAL SHARES; TAXES. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of Class B Common Stock. If any such conversion would otherwise require the issuance of a fractional share, an amount equal to such fraction multiplied by the Closing Price of the Common Stock on the day of conversion shall be paid to the holder in cash by the Corporation. The term "Closing Price" on any day shall mean the reported last sale price per share of Common Stock regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way, in each case on the New York Stock Exchange, or, if the shares of Common Stock are not listed or admitted to trading on such Exchange, the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the closing bid and asked prices quoted on the Nasdaq National Market, or, if not so quoted, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the corporation for that purpose. The corporation will pay any and all stamp taxes, stock issuance taxes or similar taxes that may be payable in respect of the issuance or delivery of Common Stock on conversion of shares of Class B Common Stock; provided, however, that the corporation shall not be required to pay any tax or other charge that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the record holder of the shares of Class B Common Stock being converted and in such case the corporation shall not be obligated to issue or deliver any stock certificate until such tax or charge has been paid in full or it has been established to the satisfaction of the corporation that no such tax or charge is due.

         (d) AVAILABLE COMMON STOCK. The corporation shall at all times reserve and keep available out of its authorized but unissued Common Stock, for the purpose of issuance upon conversion of Class B Common Stock, the full number of Common Stock then deliverable upon the conversion of all shares of Class B Common Stock then outstanding.

    4.   TRANSFER

         (a)  PROHIBITED TRANSFERS.  No holder of shares of Class B Common
Stock shall Transfer any such shares or any interest therein to any Person (as hereinafter defined) other than SBW or an Affiliate of SBW. As used herein, the term "Transfer" means any sale, transfer, assignment, disposition or other means of conveying legal or beneficial ownership of such shares, whether direct or indirect and whether voluntary or involuntary, and the terms "Transferred," "Transferable," "Transferor" and "Transferee" have correlative meanings. As used herein, the term "Person" means any individual, corporation, partnership, joint stock company, joint venture, association, trust, unincorporated organization, government or any agency, department or political subdivision thereof, or any other entity.

         (b) EFFECT OF PURPORTED TRANSFERS. Any attempted or purported Transfer of shares of Class B Common Stock in violation of paragraph (a) above shall not be effective to Transfer ownership of such shares to the purported Transferee thereof, who shall not be entitled to any rights as a stockholder of the corporation with respect to the shares purported to be Transferred (including, but not limited to, the right to vote such shares or to receive dividends with respect thereto). All rights with respect to any shares attempted or purported to be Transferred in violation of the aforementioned provisions shall remain the property of the stockholder who initially attempted or purported to transfer such shares in violation thereof. Upon a determination by the Board of Directors that there has been or is threatened an attempted or purported Transfer of shares in violation of the aforementioned provisions, the Board of Directors may take such action as it deems advisable, including but not limited to refusing to give effect on the books of the corporation to such attempted or purported Transfer or instituting legal proceedings to enjoin or rescind the same.

         (c) LEGEND. All certificates evidencing shares of this Series shall bear a conspicuous legend referencing the restrictions set forth in this
Section 4.

                                  B. PREFERRED STOCK

         The Board of Directors of the corporation, by resolution or resolutions, may at any time and from time to time, divide and establish any or all of the unissued shares of Preferred Stock not then allocated to any series of Preferred Stock into one or more series and, without limiting the generality of the foregoing, fix and determine the designation of each such share, the number of shares which shall constitute such series and certain powers, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions and voting rights of the shares of each series so establishing.

                          SERIES D PARTICIPATING CONVERTIBLE
                                   PREFERRED STOCK

    1. DESIGNATION AND AMOUNT. The distinctive serial designation of this series shall be "Series D Participating Convertible Preferred" (hereinafter sometimes referred to as "this Series"). The number of shares in this Series shall be 1,000, which number may be decreased (but not increased) by the Board of Directors of the corporation (the "Board of Directors") without a vote of stockholders; PROVIDED, HOWEVER, that such number may not be decreased below the number of then currently outstanding shares of this Series.

    2.   DIVIDENDS.   The holders of shares of this Series shall be entitled to
receive, when and as declared by the Board of Directors, but only out of funds legally available therefor, dividends and distributions, on each date that dividends or other distributions (other than dividends or distributions payable in Common Stock (as defined below)) are payable on or in respect of Common Stock in an amount per share of this Series equal to the aggregate amount of dividends or other distributions (other than dividends or distributions payable in Common Stock of the corporation) that would be payable on such date to a holder of the Reference Package. Each such dividend and distribution shall be paid to the holders of record of shares of this Series on the date, not exceeding sixty days preceding such dividend or distribution payment date, fixed for the purpose by the Board of Directors in advance of payment of each particular dividend or distribution.

         (a) The term "Reference Package" shall initially mean 1,600 shares of Common Stock. In the event the corporation shall at any time after the close of business on September 27, 1996 (A) declare or pay a dividend on any Common Stock payable in Common Stock, (B) subdivide any Common Stock or (C) combine any Common Stock into a smaller number of shares or (D) change or reclassify the Common Stock (whether pursuant to a merger or consolidation or otherwise), then and in each such case the Reference Package after such event shall be the Common Stock, or new class of shares, that a holder of the Reference Package immediately prior to such event would hold thereafter as a result thereof.

    3.   LIQUIDATION PREFERENCE.   In the event of any liquidation, dissolution
or winding up of the affairs of the corporation, whether voluntary or involuntary, the holders of shares of this Series shall be entitled, before any distribution or payment is made on any date to the holders of the Common Stock or any other stock of the corporation ranking junior to this Series upon liquidation, to be paid in full an amount per share of this Series equal to the greater of (A) $20,000 or (B) the aggregate amount distributed or to be distributed prior to such date in connection with such liquidation, dissolution or winding up to a holder of the Reference Package (such greater amount being hereinafter referred to as the "Liquidation Preference"), together with accrued divi-dends to such distribution or payment date, whether or not earned or declared. If such payment shall have been made in full to all holders of shares of this Series, the holders of shares of this Series as such shall have no right or claim to any of the remaining assets of the corporation.

         (a) In the event the assets of the corporation available for distribution to the holders of shares of this Series upon any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 3, no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series upon such liquidation, dissolution or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such liquidation, dissolution or winding up.

         (b) For the purposes of this Section 3, the consolidation or merger of, or binding share exchange by, the corporation with any other corporation or the sale of all or substantially all the assets of the corporation shall not be deemed to constitute a liquidation, dissolution or winding up of the corporation.

    4.   CONVERSION PRIVILEGE.   Subject to and upon compliance with the
provisions of this Section 4, at the option of the holder of shares of this Series, shares of this Series may be converted, in blocks of 250 shares or any larger integral multiple thereof. Such conversion right shall commence at the opening of business on September 30, 1996.

         (a) Subject to subsection (a) hereof, each share of this Series shall be convertible into the Reference Package.

         (b) The Board of Directors may make such adjustments in the Reference Package, in addition to those required by Section 2(b), as shall be determined by the Board, as evidenced by a Board resolution, to be necessary and advisable in order to avoid taxation so far as practicable of any dividend of stock or stock rights or any event treated as such for Federal income tax purposes to the recipients.

         (c) Whenever any adjustment is required in the Reference Package, the corporation shall forthwith (i) file at the principal office of the corporation a statement describing in reasonable detail the adjustment and the method of calculation used, and (ii) cause a copy of such statement to be mailed by first class mail postage prepaid to the holders of record of this Series as of the effective date of such adjustment.

         (d) The corporation shall at all times reserve and keep available out of its authorized but unissued Common Stock, for the purpose of issuance upon conversion of this Series, the full number of Common Stock then deliverable upon the conversion of all shares of this Series then outstanding.

         (e) The corporation will pay any and all stamp taxes, stock issuance taxes or similar taxes that may be payable in respect of the issuance or delivery of Common Stock on conversion of shares of this Series; provided, however, that the corporation shall not be required to pay any tax or other charge that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the record holder of the shares of this Series being converted and in such case the corporation shall not be obligated to issue or deliver any stock certificate until such tax or charge has been paid in full or it has been established to the satisfaction of the corporation that no such tax or charge is due.

         (f) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Series. If any such conversion would otherwise require the issuance of a fractional share, an amount equal to such fraction multiplied by the Closing Price of the Common Stock on the day of conversion shall be paid to the holder in cash by the corporation. The term "Closing Price" on any day shall mean the reported last sale price per share of Common Stock regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way, in each case on the New York Stock Exchange, or, if the shares of Common Stock are not listed or admitted to trading on such Exchange, the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the closing bid and asked prices quoted on the Nasdaq National Market, or, if not so quoted, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the corporation for that purpose.

         (g) The corporation may obtain the certificate of any independent firm of public accountants of national recognition selected by the Board of Directors, which, if obtained, shall be presumptive evidence of the correctness of any computation made under Section 2(b).

         (h) All shares of this Series surrendered for conversion or otherwise acquired by the corporation shall be cancelled and thereupon restored to the status of authorized but unissued preferred stock undesignated as to series.

    5.   CONVERSION PROCEDURES.   Any holder of shares of this Series desiring
to convert such shares into Common Stock shall surrender the certificate or certificates evidencing such shares of this Series together with instructions setting forth the number of shares to be converted, at the principal office of the corporation or such other office as the corporation may designate for such purpose, which certificate or certificates, if the corporation shall so require, shall be duly endorsed to the corporation or in blank, or accompanied by proper instruments of transfer to the corporation or in blank, accompanied by irrevocable written notice to the corporation that the holder elects so to convert such shares of this Series and specifying the name or names (with address or addresses) in which a certificate or certificates evidencing shares of Common Stock are to be issued.

         (a) The corporation shall, as soon as practicable after such surrender of certificates evidencing shares of this Series accompanied by the written notice and compliance with any other conditions herein contained, deliver by first class mail postage prepaid to the Person that surrendered such shares of this Series or to such Person's nominee certificates evidencing the number of full shares of Common Stock to which such Person shall be entitled as aforesaid, together with a cash adjustment in respect of any fraction of a share of Common Stock as provided above. No interest will be payable with respect to any cash adjustment paid with respect to any fractional shares of Common Stock as provided above.

         (b) In the event that fewer than all shares of Series D Participating Convertible Preferred represented by a surrendered certificate are to be converted hereunder, a new certificate shall be issued at the expense of the corporation representing the shares of Series D Participating Convertible Preferred not so converted.

         (c)  On the date shares of Series D Participating Convertible
Preferred are surrendered for conversion, dividends shall cease to accrue on any shares of this Series surrendered for conversion, such shares shall no longer be deemed outstanding, all rights of the holders thereof as preferred stockholders of the corporation shall cease (other than the right to receive dividends declared payable to holders of record of this Series on a record date prior to the date of surrender) and thereupon the certificate or certificates theretofore representing such shares of Series D Participating Convertible Preferred shall represent only the right to receive the Common Stock deliverable upon conversion in respect thereof.

    6.   MANDATORY CONVERSION.   If the Regulatory Relief Date shall not have
occurred on or before September 27, 2001, all of the then currently outstanding shares of Series D Participating Convertible Preferred shall, at the election of the corporation at any time after the opening of business on September 28, 2001 and after notice has been provided as set forth below, be converted into shares of Common Stock on the basis provided in Section 4.

         (a) If the corporation has elected to convert this Series into Common Stock pursuant to this Section 6, the corporation will provide notice of mandatory conversion of shares of Series D Participating Convertible Preferred pursuant to this Section 6 to holders of record of the Series D Participating Convertible Preferred to be converted not less than 15 nor more than 60 days prior to the date fixed for conversion. Such notice shall be provided by mailing notice of such conversion first class mail postage prepaid, to each holder of record of the Series D Participating Convertible Preferred to be converted, at such holder's address as it appears on the stock register of the corporation.

         (b) Effective on the conversion date fixed by the corporation and notified to the holders of Series D Participating Convertible Preferred pursuant to subparagraph (b) of this Section 6, each outstanding share of Series D Participating Convertible Preferred shall be converted into fully paid and nonassessable shares of Common Stock on the basis provided in

Section 4, automatically and without any action on the part of any holder of shares of Series D Participating Convertible Preferred, and such shares of Common Stock shall be deemed outstanding from and after such conversion date.

         (c) As of the Regulatory Relief Date, each share of this Series shall automatically, without any action on the part of the holder thereof, convert into one share of Class B Common Stock, and as of such date, the holders thereof shall be treated in all respects as the holders of Class B Common Stock.

         (d) Each holder of shares of Series D Participating Convertible Preferred to be converted pursuant to Section 6(a) and 6(d) shall surrender the certificates evidencing such shares to the corporation at the principal office of the corporation, and shall thereupon be entitled to receive certificates evidencing shares of Common Stock and to receive any dividends or other distributions payable on shares of Common Stock payable following such surrender to the holders of record after the date of such conversion and any cash payable in lieu of fractional shares.

    7. PROVISIONS IN CASE OF CONSOLIDATION OR MERGER. In case of any consolidation of the corporation with, or merger of the corporation into, any other Person or any merger of another Person into the corporation (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the corporation), the Person formed by such consolidation or resulting from such merger, as the case may be, shall provide for the conversion of each share of this Series into the kind and amount of securities, cash and other property receivable upon such consolidation or merger by a holder of the number of shares of Common Stock of the corporation into which such share of this Series might have been converted immediately prior to such consolidation or merger, assuming such holder of Common Stock of the corporation (i) is not a Person with which the corporation consolidated or into which the corporation merged or which merged into the corporation, as the case may be ("Constituent Person"), or an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation or merger (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation or merger is not the same for each share of Common Stock of the corporation held immediately prior to such consolidation or merger by others than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section 7 the kind and amount of securities, cash and other property receivable upon such consolidation or merger by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). If as a result of the provisions of this Section 7 the shares of this Series become convertible or exchangeable into securities or assets of a Constituent Person, such Constituent Person shall provide for adjustments which, for events subsequent to the effective date of such consolidation, merger or sale of assets, shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions of this Section 7 shall similarly apply to successive consolidation or mergers.

    8.   REDEMPTION.  The shares of this Series shall not be redeemable.

    9.   VOTING RIGHTS.   Except as required by law or as provided in
Section 9(b) below, the holders of shares of this Series shall not be entitled to vote on any matter submitted to the stockholders of the corporation.

         (a) In addition to any vote of this Series which may be required by law, the affirmative vote of a majority of the outstanding shares of the Series D Participating Convertible Preferred, voting as a class, shall be required to approve the following:

               (i) any merger or consolidation of the corporation with or into any other Person that requires a vote of the stockholders of the corporation in accordance with the applicable provisions of the General Corporation Law of the State of Delaware;

              (ii) any sale or transfer of all or substantially all of the assets of the corporation that requires a vote of the stockholders of the corporation in accordance with the applicable provisions of the General Corporation Law of the State of Delaware;

             (iii) any amendment, alteration or repeal of the corporation's Certificate of Incorporation, as amended;

              (iv) the dissolution of the corporation;

              (v) the adoption, implementation or acceptance (including the failure to opt out) of any Anti-Takeover Provision not in effect as of September 27, 1996 that would be applicable to, and, in the reasonable determination of the holders of this Series, adversely affect, the holders of this Series and their Affiliates;

              (vi) issuance by the corporation of any equity securities, including securities convertible into equity securities (other than (A) the grant of employee stock options (subject to the proviso set forth in (D) below),
(B) the issuance of equity securities pursuant to the Purchase Agreement or any of the other Transaction Documents, (C) the issuance of equity securities upon the exercise or conversion of securities or employee stock options that are outstanding as of September 27, 1996, or upon the conversion of shares of this Series, or (D) the issuance of equity securities upon the exercise of employee stock options granted after September 27, 1996, PROVIDED, HOWEVER, that there shall not be outstanding at any time employee stock options for more than
1.5 million shares of Common Stock plus the options granted to William C. Kennedy, Jr. and William C. Saunders that are outstanding at September 27,
1996) or incurrence of any indebtedness for borrowed money or evidenced by bonds, notes or debentures, provided that the corporation can incur up to $5 million in indebtedness in any one year without a vote of this Series;

               (vii) the corporation's entering into any line of business other than its Existing Line of Business or entering into joint ventures, partnerships or similar arrangements, which, in each such case, would require expenditures, individually or in the aggregate, of more than $3 million;

              (viii) any disposal or disposition in any 12-month period of any asset or assets of the corporation (other than telecommunications equipment and other assets sold in the ordinary course of business) of which the sale, or fair market value exceeds in the aggregate $3 million;

                (ix) any amendment, alteration or repeal of the terms of this Series including, without limitation, any increase in the number of authorized shares of such series; and

                 (x) any corporate action that would reduce the number of shares in the Reference Package below 1,600.

    10.  TRANSFER.

         (a) PROHIBITED TRANSFERS. No holder of shares of this Series shall Transfer any such shares or any interest therein to any Person other than SBW or an Affiliate of SBW.

         (b) EFFECT OF PURPORTED TRANSFERS. Any attempted or purported Transfer of shares of this Series in violation of paragraph (a) above shall not be effective to Transfer ownership of such shares to the purported Transferee thereof, who shall not be entitled to any rights as a stockholder of the corporation with respect to the shares purported to be Transferred (including, but not limited to, the right to vote such shares or to receive dividends with respect thereto). All rights with respect to any shares attempted or purported to be Transferred in violation of the aforementioned provisions shall remain the property of the Person who initially attempted or purported to transfer such shares in violation thereof. Upon a determination by the Board of Directors that there has been or is threatened an attempted or purported Transfer of shares in violation of the aforementioned provisions, the Board of Directors may take such action as it deems advisable, including, but not limited to, refusing to give effect on the books of the corporation to such attempted or purported Transfer or instituting legal proceedings to enjoin or rescind the same.

         (c) LEGEND. All certificates evidencing shares of this Series shall bear a conspicuous legend referencing the restrictions set forth in this
Section 10.

    11. DEFINITIONS. As used herein, the following terms shall have the following meanings unless the context otherwise requires.

         "Purchase Agreement" means the Purchase Agreement, dated as of September 27, 1996, between the corporation and SBW.

         "Regulatory Relief Date" shall mean that date on which SBC Communications, Inc. or its Affiliates have, in their sole judgment, obtained all necessary federal and state regulatory approvals to provide landline, interLATA long-distance service pursuant to the Communications Act of 1934, as amended by the Telecommunications Act of 1996.

         SECOND: That thereafter the necessary number of shares as required by statute were voted in favor of the amendments.

         THIRD: That said amendments were duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, HighwayMaster Communications, Inc. has made under its corporate seal and the hands of its President and Secretary, respectively, of such corporation the foregoing certificate, and the said President and Secretary have hereunto set their hands and caused the corporate seal of such corporation to be hereunto affixed this ___th day of __________, 1996.


                                       HIGHWAYMASTER COMMUNICATIONS, INC.



                                       By:
                                           -------------------------------------
                                            President




ATTEST:


----------------------------------------
    Secretary

                                                                      APPENDIX B


                          HIGHWAYMASTER COMMUNICATIONS, INC.



                        WARRANTS FOR THE PURCHASE OF SHARES OF
                  COMMON STOCK OF HIGHWAYMASTER COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
No. 1A                                                        5,000,000 Warrants


         FOR VALUE RECEIVED, HIGHWAYMASTER COMMUNICATIONS, INC., a Delaware corporation (the "Company"), hereby certifies that Southwestern Bell Wireless Holdings, Inc., a Delaware corporation ("SBW"), or permitted assigns (the "Holder") is entitled, subject to the provisions of this warrant certificate (including any substitute certificate issued pursuant to the terms hereof, this "Warrant Certificate") representing 5,000,000 warrants ("Warrants"), to purchase from the Company, at the times specified herein, (i) 3,000,000 fully paid and non-assessable shares of Common Stock (as hereinafter defined) at a purchase price per share equal to the First Exercise Price (as hereinafter defined) and
(ii) 2,000,000 fully paid and non-assessable shares of Common Stock, at a purchase price per share equal to the Second Exercise Price (as hereinafter defined). The number of shares of Common Stock to be received upon the exercise of a Warrant and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth.

         Concurrently with the issuance of the Warrants, the Company and SBW are entering into a Purchase Agreement, dated the date hereof ("Purchase Agreement"), pursuant to which SBW is purchasing certain shares of Series D Participating Convertible Preferred Stock, par value $.01 per share, of the Company and is depositing the Purchase Price (as defined in the Purchase Agreement) for such shares into escrow (the "Escrow Fund") pursuant to an escrow agreement (the "Escrow Agreement").

         1. DEFINITIONS. The following terms, as used herein, have the following meanings:

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.

         "Common Stock" means the common stock, $0.01 par value, of the Company, and (in accordance with Section 8 hereof) capital stock of any class or classes into which such Common Stock or any such other class may thereafter be changed or reclassified.

         "Exercise Prices" means the First Exercise Price and the Second Exercise Price.

         "Expiration Date" means 4:00 p.m., New York City time, on
September 27, 2001; provided, however, that if such day is a day on which banking institutions in The City of New York are authorized by law to close, the "Expiration Date" shall be on the next succeeding day that shall not be such a day.

         "First Exercise Price" means $14.00 per share of Common Stock purchasable upon exercise of a Warrant, such First Exercise Price to be adjusted from time to time as provided herein.

         "Person" means any individual, corporation, partnership, joint stock company, joint venture, association, trust, unincorporated organization, government or any agency, department or political subdivision thereof, or any other entity.

         "Regulatory Relief" means that SBC Communications, Inc. or its Affiliates, in their sole judgment, have obtained all necessary federal and state regulatory approvals to provide landline, interLATA long-distance service pursuant to the Communications Act of 1934, as amended by The Telecommunications Act of 1996.

         "Second Exercise Price" means $18.00 per share of Common Stock purchasable upon exercise of a Warrant, such Second Exercise Price to be adjusted from time to time as provided herein.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

         2.   EXERCISE AND DURATION OF WARRANTS.

         (a) The Holder of this Warrant Certificate shall have the right to exercise any or all of the Warrants (but not as to a fractional share of Common Stock and not for less than 1,000,000 Warrants in any one exercise) at any time, or from time to time until the Expiration Date by presentation and surrender hereof to the Company with the appropriate Exercise Subscription Form annexed hereto (an "Exercise Subscription Form") duly executed and accompanied by proper payment of the First Exercise Price or the Second Exercise Price, as the case may be, multiplied by the number of shares of Common Stock specified in such form (the "Aggregate Exercise Price"), all subject to the terms and conditions hereof. Notwithstanding the foregoing, prior to receipt of Regulatory Relief, the Holder may only exercise Warrants to the extent that the total equity securities in the Company held by Holder and its Affiliates is consistent with the restrictions contained in the Communications Act of 1934, as amended by The Telecommunications Act of 1996. Each Warrant not exercised prior to the Expiration Date shall become void and all rights in respect thereof shall cease as of such time.

         (b) The Aggregate Exercise Price must be paid in U.S. dollars in cash, wire transfer of immediately available funds, bank cashier's check or bank draft payable to the order of the Company. Upon receipt by the Company of this Warrant Certificate and a properly executed Exercise Subscription Form, together with the Aggregate Exercise Price at the Company's office designated for such purpose, the Holder shall be deemed to be the holder of record of the shares of Common Stock receivable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The Company shall pay any and all documentary, stamp or similar issue taxes of the United States or any state thereof payable in respect of the issue or delivery of such shares of Common Stock; provided, however, that the

Company shall not be required to pay any tax or other charge that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the record holder of the Warrants being exercised and in such case the Company shall not be obligated to issue or deliver any stock certificate until such tax or charge has been paid in full or it has been established to the satisfaction of the Company that no such tax or charge is due.

         (c) Notwithstanding Sections 2(a) and 2(b) above, at the option of the Holder of Warrants, Warrants may be exercised in the manner set forth in paragraph (2)(a) above, except that the Holder may, in lieu of paying the Aggregate Exercise Price in the manner set forth in Section 2(b) above, exercise, without making any payment in cash, Warrants for that number of shares of Common Stock determined by dividing (i) the difference between (x) the current market price per share of Common Stock (as defined in Section 8(d) below) on the day of exercise multiplied by the number of shares of Common Stock specified in the Exercise Subscription Form and (y) the Aggregate Exercise Price by (ii) the current market price per share of Common Stock on the day of exercise.

         (d) If the Holder exercises less than all the Warrants, this Warrant Certificate shall be surrendered by the Holder to the Company and a new Warrant Certificate of the same tenor and for the unexercised number of Warrants which was not surrendered shall be executed by the Company. Subject to the provisions hereof regarding transfer of the Warrants, the Company shall register the new Warrant Certificate in such name or names as may be directed in writing by the Holder and deliver the new Warrant Certificate to the person or persons entitled to receive the same.

         (e) Upon surrender of this Warrant Certificate in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant Certificate appropriate evidence of ownership of any shares of Common Stock or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the person or persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share of Common Stock as provided in
Section 5 below.

         (f) Notwithstanding anything to the contrary contained herein, no Holder of these Warrants shall be entitled to exercise the same until the filing of the Certificate of Amendment contemplated by the Purchase Agreement and unless, at the time of exercise, (i) a registration statement under the Securities Act, shall have been filed with, and declared effective by, the Securities and Exchange Commission or the issuance of shares of Common Stock upon the exercise of the Warrants is permitted pursuant to an available exemption from the registration requirements of the Securities Act and (ii) all applicable requirements under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to the issuance of shares of Common Stock upon the exercise of the Warrants shall have been satisfied.

         3. RESTRICTIVE LEGEND. Any substitute Warrant Certificate and any certificates evidencing shares of Common Stock issued pursuant to exercise of Warrants shall bear the following legend, unless such securities have been registered under the Securities Act or unless the Company determines otherwise in compliance with applicable law:

              "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE, AND NEITHER THE

         SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREUNDER."

In addition, any substitute Warrant Certificate shall bear the following legend:

              "NO HOLDER OF WARRANTS EVIDENCED BY THIS CERTIFICATE MAY TRANSFER SUCH WARRANTS OR ANY INTEREST THEREIN TO ANY PERSON OTHER THAN SOUTHWESTERN BELL WIRELESS HOLDINGS, INC. OR AN AFFILIATE OF SOUTHWESTERN BELL WIRELESS HOLDINGS, INC."

         4. RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of the Warrants such number of its authorized but unissued shares of its Common Stock or other securities of the Company from time to time issuable upon exercise of the Warrants as will be sufficient to permit the exercise in full of the Warrants. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (other than restrictions on resale imposed under applicable law) and free and clear of all preemptive or similar rights, except for any of the foregoing that may be imposed by or through the Holder of the Warrants or the Person to whom shares of Common Stock or other securities are issued upon the exercise thereof.

         5. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of any Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market price per share of Common Stock on the day of exercise.

         6.   TRANSFER, LOSS OF WARRANT CERTIFICATE.

         (a) Subject to the provisions of this Section 6, the Company will, from time to time, register the transfer of any outstanding Warrant Certificate upon its records. Each taker and Holder of this Warrant Certificate by taking or holding the same, consents and agrees that prior to any transfer of this Warrant Certificate, the holder hereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail. The Company shall register such transfer upon surrender of such Warrant Certificate to the Company for transfer, accompanied by appropriate instruments of transfer duly executed by the holder or the holder's duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued in the name of the transferee, and the surrendered Warrant Certificate shall be cancelled. Each Warrant Certificate evidencing the transferred Warrants shall bear, unless the same has been registered under the Securities Act, the restrictive legend set forth in Section 3 herein.

         (b) Notwithstanding anything to the contrary contained in Section 4(a), the Company shall not be obligated to register the transfer of any outstanding Warrant Certificate unless a registration statement under the Securities Act, shall have been filed with, and declared effective by, the Securities and Exchange Commission with respect to the transfer of the applicable Warrants or such transfer is permitted pursuant to an available exemption from the registration requirements of the Securities Act.

         (c) No holder of Warrants shall Transfer any such Warrants or any interest therein to any Person other than SBW or an Affiliate of SBW. As used herein, the term "Transfer" means, with respect to Warrants, any sale, transfer, assignment, disposition or other means of conveying legal or beneficial ownership of such Warrants, whether direct or indirect and whether voluntary or involuntary, and the terms "Transferred," "Transferable," "Transferor" and "Transferee" have correlative meanings.

         (d) Any attempted or purported Transfer of Warrants in violation of paragraph 6(c) above shall not be effective to Transfer ownership of such Warrants to the purported Transferee thereof, who shall not be entitled to any rights as a Holder with respect to the Warrants purported to be Transferred.
All rights with respect to any Warrants attempted or purported to be Transferred in violation of the aforementioned provisions shall remain the property of the Person who initially attempted or purported to transfer such Warrants in violation thereof. Upon a determination by the Board of Directors of the Company that there has been or is threatened an attempted or purported Transfer of Warrants in violation of the aforementioned provisions, the Board of Directors of the Company may take such action as it deems advisable, including, but not limited to, refusing to give effect on the books of the corporation to such attempted or purported Transfer or instituting legal proceedings to enjoin or rescind the same.

         (e) Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company shall execute and deliver a new Warrant Certificate of like tenor and date. Any such new Warrant Certificate executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone. The provisions of this Section 6 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, lost, stolen, or destroyed Warrant Certificates.

         7. RIGHTS OF THE HOLDER. Prior to the exercise of any Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote, to give or withhold consent to any corporate action of the Company, to receive dividends or other distributions, to exercise any preemptive or similar right or to receive any notice of meetings of stockholders or any notice of any proceedings of the Company except as may be specifically provided for herein.

         8. ANTI-DILUTION PROVISIONS. The Exercise Prices in effect at any time, and the number of shares of Common Stock which may be purchased upon the exercise hereof, shall be subject to change or adjustment as follows:

         (a) In case the Company shall (i) pay a dividend or make any other distribution on or in respect of its Common Stock in shares of Common Stock,
(ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its Common Stock (whether pursuant to a merger or consolidation or otherwise) any other shares representing common equity of the Company, then (x) the number of shares of Common Stock theretofore issuable upon exercise of a Warrant shall be appropriately adjusted so that the Holder of each Warrant exercised after the record date fixing stockholders to be affected by such event shall be entitled to purchase at the Exercise Price, as adjusted below, the number of shares of Common Stock (or other shares representing common equity of the Company) which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to such record date and (y) the Exercise
Price shall be adjusted by multiplying the Exercise Price by a fraction, the numerator of which is equal to the number of shares of Common Stock purchasable prior to the adjustment specified in (x) above and the denominator of which is equal to the number of shares of Common Stock purchasable after such adjustment. An adjustment made pursuant to this subparagraph shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

         (b) In case the Company shall at any time during which the Veto Provisions (as hereinafter defined) are not in effect issue shares of Common Stock to any Person, or rights, options or warrants to any Persons entitling such Persons to subscribe for or purchase shares of Common Stock, at a price per share less than the current market price per share of Common Stock as of the issue date of such shares of Common Stock or rights, options or warrants to any such Person, the Exercise Prices to be in effect after such issuance or date shall be determined by multiplying the Exercise Prices in effect immediately prior to such issue date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such shares of Common Stock or rights, options or warrants plus the number of shares of Common Stock which the Aggregate Price (as hereinafter defined) would purchase at such current market price, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such shares of Common Stock or rights, options or warrants plus the number of additional shares of Common Stock issued or issuable upon exercise of the rights, options or warrants. Aggregate Price shall mean (x) in the case of the issuance of shares the aggregate offering price paid for the total number of shares of Common Stock so issued or (y) in the case of rights, options or warrants to subscribe for or purchase shares of Common Stock, the aggregate of any amount paid for the issuance of such rights, options or warrants plus the aggregate exercise price payable to the Company upon exercise thereof. Such adjustment shall be made successively whenever any such Common Stock or rights, options or warrants are issued, and shall become effective immediately after such issue date; provided, however, that in the case of rights, options or warrants to subscribe for or purchase shares of Common Stock, if all of the Common Stock deliverable upon exercise or exchange of such securities has not been issued when such securities expire or are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price that would have been in effect had the adjustment upon the issuance of such rights, options or warrants been made only with respect to the number of shares of Common Stock actually issued upon exercise of such securities. In determining whether any shares of Common Stock or any rights, options or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such current market price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such shares of Common Stock or such rights, options or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors. For the purposes of this subparagraph, the issuance of rights, options or warrants to subscribe for or purchase securities convertible into Common Stock shall be deemed to be the issuance of rights, options or warrants to purchase the shares of Common Stock into which such securities are convertible at an aggregate offering price equal to the aggregate offering price of such securities plus the minimum aggregate amount (if any) payable upon conversion of such securities into shares of Common Stock. Notwithstanding anything to the contrary contained herein, the provisions of this Section 8(b) shall not apply to, and no adjustment is required to be made in respect of, any of the following: (i) the issuance of shares of Common Stock upon the exercise of any of the Warrants or the exercise of any other rights, options or warrants that entitle the holder to subscribe for or purchase such shares (it being understood that the sole adjustment pursuant to this Section 8(b) in respect of the issuance of shares of Common Stock upon exercise of rights, options or warrants shall be made at the time of the issuance by the Company of such rights, options or warrants); (ii) the issuance of shares of Common Stock upon conversion or exchange of any other securities outstanding on the date hereof after giving effect to the consummation of the transactions contemplated by the Purchase Agreement which are convertible into or exchangeable for shares of Common Stock; (iii) the issuance of shares of Common Stock upon conversion of any shares of Class B Common Stock, par value $.01 per share, that may be issued from time to time as contemplated by the Purchase Agreement or the other Transactions Documents (as defined in the Purchase Agreement); (iv) the issuance of shares of Common Stock to the Company's employees, directors or consultants pursuant to bona fide benefit plans adopted by the Company's Board of Directors if and to the extent that the issuance thereof is permitted under the terms of the Stockholders' Agreement (as defined in the Purchase Agreement); (v) the issuance of shares of Common Stock in a bona fide public offering pursuant to a firm commitment offering; (vi) the issuance of shares of Common Stock to Affiliates of the Company concurrently with an issuance of shares described in clause (v) above if such issuance results in the receipt by the Company of at least the same net proceeds per share as the issuance described in such provision and if all Affiliates have the right to participate in such issuance pro rata with their equity interest in the Company; and (vii) the issuance of shares of Common Stock pursuant to any dividend reinvestment or similar plan adopted by the Company's Board of Directors to the extent that the applicable discount from the current market price for shares issued under such plan does not exceed 5%. As used herein, the term "Veto Provisions" means any provisions of the Transaction Documents to the effect that the approval of SBW or any of its Affiliates is required in order for the issuance by the Company of any equity securities, including securities convertible into equity securities (subject to the exceptions set forth in the applicable Transaction Documents).

         (c) In case the Company shall distribute to all holders of shares of its Common Stock (whether pursuant to a merger or consolidation or otherwise) evidence of its indebtedness or assets (including securities issued by the Company or by any other entity, but excluding (x) any shares referred to in
Section 8(a) above, and (y) any shares of Common Stock or rights, options or warrants referred to in Section 8(b) above), then in each such case the Exercise Prices to be in effect after such distribution shall be determined by multiplying the Exercise Prices in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price per share of Common Stock less the then fair market value (as determined by the Board of Directors in good faith) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock, and the denominator of which shall be such current market price per share of Common Stock as of the date of such distribution. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

         (d) The "current market price per share of Common Stock" at any date shall be deemed to be the average of the daily Closing Prices (as defined below) for 30 consecutive Trading Days (as defined below) immediately preceding the day in question, after appropriate adjustment for stock dividends, distributions, subdivisions, combinations or reclassifications occurring within such 30-day period. The term "Closing Price" on any day shall mean the reported last sale price per share of Common Stock on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, in each case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the closing bid and asked prices quoted on the Nasdaq National Market or, if not so quoted, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose; and the term "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is quoted on the Nasdaq National Market, then the Nasdaq National Market, is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National Market, a Monday, Tuesday, Wednesday, Thursday, or Friday on which banking institutions in the City of New York, New York are not authorized or obligated by law or executive order to close.

         (e) In the event that at any time, as a result of an adjustment made pursuant to Sections 8(a) or 8(b) above, the Holder shall become entitled to receive any shares of the capital stock of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of the Warrants shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section 8(a) to 8(d), inclusive, above, and Sections 8(g) or 8(h) below, and the provisions of this Warrant Certificate with respect to the Common Stock shall apply on like terms to any such other shares.

         (f)       In case:

         (i) the Company shall authorize the issuance to all holders of its Common Stock of rights or warrants to subscribe for or purchase shares of its Common Stock or of any other subscription rights or warrants; or

         (ii) the Company shall authorize the distribution to all holders of its Common Stock (whether pursuant to a merger or consolidation or otherwise) of evidences of its indebtedness or assets (other than dividends paid in or distributions of the Company's capital stock for which the Exercise Prices shall have been adjusted pursuant to Section 8(a) above); or

         (iii) of any capital reorganization or reclassification of the Common Stock (other than a change in par value of the Common Stock) or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of the Common Stock outstanding), or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety; or

         (iv) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

         (v) the Company proposes to take any action (other than actions of the character described in Section 8(a) above) that would require an adjustment of the Exercise Prices pursuant to this Section 8;

then the Company shall cause to be mailed by registered mail to the Holder, at the earliest practicable time (and in any event not less than 20 days prior to the applicable record or effective date hereinafter specified), a notice stating
(A) the date as of which the holders of Common Stock of record to be entitled to receive any such rights, warrants or distributions are to be determined, or
(B) the date on which any such reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up.

         (f) Whenever reference is made in this Section 8 to the issuance of shares of Common Stock, the term "Common Stock" shall include any equity securities of any class of the Company hereafter authorized (excluding the Class B Common Stock and Series D Preferred Stock, as defined in the Purchase Agreement) which shall not be limited to a fixed sum or percentage in respect of the right of the holders thereof to participate in dividends or distributions of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Company.

         (g) Notwithstanding any provision to the contrary in this Section 8, the Exercise Prices in effect at any time, and the number of shares of Common Stock which may be purchased upon the exercise hereof, shall not be subject to change or adjustment in either of the following cases:

         (i) In case the Company shall issue shares of Common Stock to any Person, or rights, options or warrants to any Persons entitling such Persons to subscribe for or purchase shares of Common Stock, at a price per share at least equal to or greater than the current market price per share of Common Stock as of the issue date such shares of Common Stock or rights, options or warrants to any such Person; or

         (ii) In case the Company purchases any assets or securities (a "Purchase") and provides all or some of the consideration for such Purchase in shares of Common Stock; PROVIDED, HOWEVER, that any assets or securities so purchased by the Company are purchased at a price which is at or below the fair market value of such assets or securities as determined in good faith by the Board of Directors of the Company; and PROVIDED, further, that any shares of Common Stock provided as consideration by the Company for any such Purchase are issued at a price or valued at a price at least equal to or greater than the current market price per share of Common Stock as of the date of issuance of such shares of Common Stock as determined in good faith by the Board of Directors of the Company.

Notwithstanding any other provision contained in this Section 8, no adjustment to the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price as then in effect. Any adjustments that are not made as a result of this Section 8(i) shall be carried forward and taken into account in any subsequent adjustment.

         9. OFFICERS' CERTIFICATE. Whenever any adjustment in the Exercise Prices is made, the Company (A) shall forthwith file in the custody of its Secretary at its principal office, a statement describing the adjustment and the method of calculation used, and may obtain the certificate of any independent firm of public accountants of national recognition selected by the Board of Directors of the Company which, if obtained, shall be presumptive evidence of the correctness of any such calculation that such adjustment was properly calculated in accordance with the provisions of Section 8 and (B) shall cause a copy of such statement to be mailed by first class mail postage prepaid to the Holder.

         10. CONSOLIDATION OR MERGER. In case of any consolidation of the Company with, or merger of the Company into, any other Person or any merger of another Person into the Company (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of the Common Stock outstanding), the Holder of this Warrant Certificate shall have the right thereafter to exercise the Warrants for the kind and amount of securities, cash and other property receivable upon such consolidation or merger by a holder of the number of shares of Common Stock of the Company for which the Warrants may have been exercised immediately prior to such consolidation or merger, assuming such holder of Common Stock of the Company (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company, as the case may be ("Constituent Person"), or an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation or merger (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation or merger is not the same for each share of Common Stock of the Company held immediately prior to such consolidation or merger by other than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section 10 the kind and amount of securities, cash and other property receivable upon such consolidation or merger by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares). Adjustments for events subsequent to the effective date of such a consolidation or merger shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant Certificate. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation or otherwise so that the provisions set forth herein for the protection of the rights of Warrant holders shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property. The provisions of this Section 10 shall similarly apply to successive consolidations or mergers.

         11. NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any notice shall be deemed given when so delivered personally, sent by facsimile transmission or, if mailed, three (3) business days after the date of deposit in the United States mail, by certified mail return receipt requested, as follows:

If to the Company:      HighwayMaster Communications, Inc.
                        16479 Dallas Parkway, Suite 710
                        Dallas, Texas  752248
                        Attention: William C. Kennedy, Jr.
                        Facsimile:  (972) 930-7263

If to the Holder:       Southwestern Bell Wireless Holdings, Inc.
                        17330 Preston Road
                        Suite 100A
                        Dallas, Texas  75252
                        Attention: President
                        Facsimile: (972) 733-2012

and to:                 SBC Communications Inc.
                        175 E. Houston
                        San Antonio, Texas 78205
                        Attention: General Attorney, Mergers & Acquisitions
                        Facsimile: (210) 351-3488
or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.

         12. APPLICABLE LAW. THIS WARRANT CERTIFICATE AND ALL RIGHTS ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

         13. AMENDMENTS; WAIVERS. Any provision of this Warrant Certificate may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         14. AGREEMENT OF HOLDER. By acceptance of this Warrant Certificate and the Warrants represented thereby the Holder hereby agrees to be bound by the terms and conditions contained herein.

         15. TERMINATION. In the event that the Escrow Fund is released to SBW pursuant to the terms of the Escrow Agreement, this Warrant Certificate shall thereafter become void and have no effect, and neither the Company nor the Holder shall have any liability to the other or its Affiliates by virtue of the provisions of this Warrant Certificate or in connection with the transactions contemplated hereby, and except that the Holder shall be obligated to promptly deliver this Warrant Certificate and the certificates evidencing any shares of Common Stock acquired upon the exercise of the Warrants to the Company for cancellation and return any dividends received during the period it held such shares to the Company.

         IN WITNESS WHEREOF, the Company has duly caused this Warrant Certificate to be signed and attested by its duly authorized officers and to be dated as of September 27, 1996.

                                       HIGHWAYMASTER COMMUNICATIONS,
                                            INC.



                                       By: /s/ William C. Saunders
                                           -------------------------------------
                                           Name:   William C. Saunders
                                                --------------------------------
                                           Title: President
                                                 -------------------------------

Attest:


By:   /s/ Wesley E. Schlenker
   -------------------------------------
  Name:   Wesley E. Schlenker
       -----------------------------------------
  Title:  Secretary
        ----------------------------------------


Consented to and Accepted:

SOUTHWESTERN BELL WIRELESS HOLDINGS, INC.


By:   /s/ Stan Sigman
   -------------------------------------
 Name:   Stan Sigman
      ------------------------------------------
 Title:  President & Chief Executive Officer
       -----------------------------------------


    THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR SECURITIES LAWS OF ANY STATE, AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREUNDER. NO HOLDER OF WARRANTS EVIDENCED BY THIS CERTIFICATE MAY TRANSFER SUCH WARRANTS OR ANY INTEREST THEREIN TO ANY PERSON OTHER THAN SOUTHWESTERN BELL WIRELESS HOLDINGS, INC. OR AN AFFILIATE OF SOUTHWESTERN BELL WIRELESS HOLDINGS, INC.

                                   ASSIGNMENT FORM

               (To be executed if Holder desires to transfer a Warrant)


         For Value Received, the undersigned hereby sells, assigns and transfers to __________________________ an Affiliate of Southwestern Bell Wireless Holdings, Inc. in accordance with Section 6 of the Warrant Certificate.


--------------------------------------------------------------------------------
              Please insert social security or other identifying number


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  (Please print name and address including zip code)


Warrants represented by this Warrant Certificate, and does hereby irrevocably appoint ______________________________ Attorney, to transfer such rights on the books of the Company with full power of substitution.

Date:                     .
     ---------------------

                                                                             (1)
                                  -------------------------------------------
                                  (Signature of Owner)

                                  ----------------------------------------------
                                  (Street Address)

                                  ----------------------------------------------
                                  (City)         (State)   (Zip Code)

(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                               EXERCISE SUBSCRIPTION FORM

    (To be executed only upon exercise for cash of Warrants at the First Exercise Price)


To: HighwayMaster Communications, Inc.

    The undersigned irrevocably exercises Warrants for the purchase of _____________ shares of common stock, $0.01 par value, of HighwayMaster Communications, Inc. (the "Common Stock") at the First Exercise Price and herewith makes payment of $_____________________ (such payment being made in U.S. dollars in cash, wire transfer of immediately available funds, bank cashier's check or bank draft payable to the order of HighwayMaster Communications, Inc.), all on the terms and conditions specified in the attached Warrant Certificate, and surrenders this Warrant Certificate and all right, title and interest in the Warrants exercised hereby to HighwayMaster Communications, Inc. and directs that the shares of Common Stock deliverable upon the exercise of these Warrants be registered or placed in the name and at the address specified below and delivered thereto.


Date:                     .
     ---------------------


                                                                             (1)
                                  -------------------------------------------
                                       (Signature of Owner)

                                  ----------------------------------------------
                                       (Street Address)

                                  ----------------------------------------------
                                  (City)         (State)   (Zip Code)


(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

I.  Securities and/or check to be issued to:

Please insert social security or identifying number:


Name:


Street Address:


City, State and Zip Code:


Any unexercised Warrants evidenced by the within Warrant Certificate to be issued to:


[(an Affiliate of Southwestern Bell Wireless Holdings, Inc. in accordance with
Section 6 of the Warrant Certificate)]



Please insert social security or identifying number:


Name:


Street Address:


City, State and Zip Code:

                               EXERCISE SUBSCRIPTION FORM

    (To be executed only upon cashless exercise of Warrants at the First Exercise Price)


To: HighwayMaster Communications, Inc.

    The undersigned irrevocably exercises Warrants for the purchase of _________ shares of common stock, $0.01 par value, of HighwayMaster Communications, Inc. (the "Common Stock") at the First Exercise Price without any cash payment pursuant to Section 2(c) of the attached Warrant Certificate and on the other terms and conditions specified therein, and surrenders this Warrant Certificate and all right, title and interest in the Warrants exercised hereby to HighwayMaster Communications, Inc. and directs that the shares of Common Stock deliverable upon the exercise of these Warrants be registered or placed in the name and at the address specified below and delivered thereto.


Date:                     .
     ---------------------

                                                                             (1)
                                  -------------------------------------------
                                  (Signature of Owner)


                                  ----------------------------------------------
                                  (Street Address)


                                  ----------------------------------------------
                                  (City)         (State)   (Zip Code)





(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

II.  Securities and/or check to be issued to:


Please insert social security or identifying number:


Name:


Street Address:


City, State and Zip Code:


Any unexercised Warrants evidenced by the within Warrant Certificate to be issued to:

    [(an Affiliate of Southwestern Bell
    Wireless Holdings, Inc. in accordance with
    Section 6 of the Warrant Certificate)]


Please insert social security or identifying number:


Name:


Street Address:


City, State and Zip Code:

                               EXERCISE SUBSCRIPTION FORM

    (To be executed only upon exercise for cash of Warrants at the Second Exercise Price)


To: HighwayMaster Communications, Inc.

    The undersigned irrevocably exercises Warrants for the purchase of ___________ shares of common stock, $0.01 par value, of HighwayMaster Communications, Inc. (the "Common Stock") at the Second Exercise Price and herewith makes payment of $____________________________ (such payment being made in U.S. dollars in cash, wire transfer of immediately available funds, bank cashier's check or bank draft payable to the order of HighwayMaster Communications, Inc.), all on the terms and conditions specified in the attached Warrant Certificate, and surrenders this Warrant Certificate and all right, title and interest in the Warrants exercised hereby to HighwayMaster Communications, Inc. and directs that the shares of Common Stock deliverable upon the exercise of these Warrants be registered or placed in the name and at the address specified below and delivered thereto.


Date:                     .
     ---------------------

                                                                             (1)
                                  -------------------------------------------
                                  (Signature of Owner)


                                  ----------------------------------------------
                                  (Street Address)


                                  ----------------------------------------------
                                  (City)         (State)   (Zip Code)






(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

III.  Securities and/or check to be issued to:


Please insert social security or identifying number:


Name:


Street Address:


City, State and Zip Code:


Any unexercised Warrants evidenced by the within Warrant Certificate to be issued to:

    [(an Affiliate of Southwestern Bell Wireless
    Holdings, Inc. in accordance with
    Section 6 of the Warrant Certificate)]


Please insert social security or identifying number:


Name:


Street Address:


City, State and Zip Code:

                               EXERCISE SUBSCRIPTION FORM

    (To be executed only upon cashless exercise of Warrants at the Second Exercise Price)


To: HighwayMaster Communications, Inc.

    The undersigned irrevocably exercises Warrants for the purchase of ______________ shares of common stock, $0.01 par value, of HighwayMaster Communications, Inc. (the "Common Stock") at the Second Exercise Price without any cash payment pursuant to Section 2(c) of the attached Warrant Certificate and on the other terms and conditions specified therein and surrenders this Warrant Certificate and all right, title and interest in the Warrants exercised hereby to HighwayMaster Communications, Inc. and directs that the shares of Common Stock deliverable upon the exercise of these Warrants be registered or placed in the name and at the address specified below and delivered thereto.


Date:                     .
     ---------------------

                                                                             (1)
                                  -------------------------------------------
                                  (Signature of Owner)


                                  ----------------------------------------------
                                  (Street Address)


                                  ----------------------------------------------
                                  (City)         (State)   (Zip Code)




(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

IV.  Securities and/or check to be issued to:


Please insert social security or identifying number:


Name:


Street Address:


City, State and Zip Code:


Any unexercised Warrants evidenced by the within Warrant Certificate to be issued to:

    [(an Affiliate of Southwestern Bell Wireless
    Holdings, Inc. in accordance with
    Section 6 of the Warrant Certificate)]


Please insert social security or identifying number:


Name:


Street Address:


City, State and Zip Code: